UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09463

Nuveen Ohio Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 29, 2012

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP

Nuveen Michigan Dividend Advantage Municipal Fund
NZW

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

12

February

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	14

Performance Overviews	16

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	65

Statement of Operations	67

Statement of Changes in Net Assets	69

Statement of Cash Flows	72

Financial Highlights	74

Notes to Financial Statements	86

Board Member & Officers	102

Reinvest Automatically, Easily and Conveniently	107

Glossary of Terms Used in this Report	109

Additional Fund Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Portfolio manager Daniel Close discusses economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new tax-exempt issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelvemonth period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

How were the economic and market environments in Michigan and Ohio during this period?

After struggling to emerge from recession over the past few years, Michigan’s economy has begun to see improvement. In 2011, overall employment in the state grew 1.7%, the first increase in more than eleven years. As of February 2012, Michigan’s unemployment rate was 8.8%, its best reading since August 2008, down from 10.7% in February 2011, although some of this decrease was attributable to job seekers dropping out of the search for work. Acceleration in the manufacturing sector and rising home sales that outpaced the national average also pointed to improving strength in the Michigan economy. Auto output for the first quarter of 2012 was projected to be 8% higher than a year ago, and U.S. and international automakers, suppliers and research and development facilities have begun expansions. According to the S&P/Case-Shiller Index, housing

6	Nuveen Investments

prices in Detroit rose 1.7% over the twelve months ended January 2012 (most recent data available at the time this report was prepared), making Detroit one of only three metropolitan areas (along with Phoenix and Denver) to post an increase for this period. Although significant expenditure cuts and one-time revenues were necessary to balance the Michigan state budget for fiscal 2011, the fiscal year ended with a general fund surplus of $370 million, as revenues came in above expectations. Modest surpluses have been used to help replenish the state’s depleted rainy day fund. For fiscal 2012, Michigan implemented $1.6 billion in expenditure cuts broadly spread across state programs including health and human services, school funding and local government revenue sharing. In January 2012, the state eliminated its existing business tax system and implemented a flat 6% corporate income tax in its stead. As of February 2012, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks. During the twelve months ended February 29, 2012, municipal issuance in Michigan totaled $9.6 billion, an increase of 18% compared with the twelve months ended February 2011.

After weathering difficult years during and following the recent recession, the Ohio economy has begun to show signs of growth. As of February 2012, the state’s unemployment rate was 7.6%, the lowest since November 2008, down from 8.9% in February 2011. Ohio’s education and health services industry, the largest source of employment in the state, was the only sector to demonstrate growth. The state’s housing market, while stabilizing, has yet to make the transition to recovery. As of February 2012, year-over-year sales growth of 20% was helping to reduce the inventory of homes for sale, but excess supply continued to be a problem, especially in Cleveland, Dayton and Toledo. According to the S&P/Case-Shiller Index, housing prices in Cleveland fell 3.3% during the twelve months ending January 2012 (most recent data available at the time this report was prepared), dropping home prices in the Cleveland area to 1999 levels. On the fiscal front, the state has seen revenue recovery in line with the economic recovery. Boosted by gains in income and sales taxes, state revenues were projected to run about 9% above fiscal 2011 levels. The state has said it intends to devote a portion of the surplus revenue to its budget stabilization fund, which was depleted during the recession. The biennial budget for fiscal 2012-2013 was under review, as were proposals to reduce the state’s income tax and offset the resultant revenue loss with increased taxes on oil and gas drilling. As of February 2012, Moody’s and S&P rated Ohio general obligation debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 29, 2012, municipal issuance in Ohio totaled $7.8 billion, a decrease of 46.5% compared with the twelve months ended February 28th 2011.

Nuveen Investments	7

What key strategies were used to manage the Michigan and Ohio Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied nationally during this period, as the supply of tax-exempt bonds remained tight and yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this period, the Michigan Funds took advantage of attractive opportunities to add to their holdings across a diverse array of sectors, including health care, housing, charter schools, airports and water and sewer, as well as general obligation and dedicated tax bonds. In the Ohio Funds, we also purchased health care and dedicated tax bonds and added to our positions in the higher education sector. In addition, the Ohio Funds swapped some of their intermediate maturity Buckeye tobacco holdings for tobacco bonds that were both shorter and longer in maturity, structures we believe will better perform over time.

Our focus in the Michigan and Ohio Funds generally was on purchasing bonds with intermediate and longer maturities in order to keep the Funds’ durations within their targeted objectives, duration and yield curve positioning. The purchase of longer bonds also enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. From a quality perspective, the Ohio Funds emphasized mid-grade to higher-rated credits, while the Michigan Funds’ purchases were diversified across the spectrum of credit quality categories. The majority of our purchases were made in the primary market based on our belief that it offered more attractive value during this period. Later in the period, as the municipal market rally continued, we began to position the Funds slightly more defensively by purchasing bonds with more defensive structures in terms of coupons and call provisions.

Cash for new purchases was generated primarily by the proceeds from called and maturing bonds. An elevated number of bond calls during this period provided a meaningful source of liquidity, which drove much of our activity as we worked to redeploy the proceeds to keep the Funds fully invested. In addition, NUM closed out its position in out-of-state paper and reinvested the proceeds in additional Michigan bonds, while NMP sold a pre-refunded holding. Overall, selling was minimal, as bond call proceeds produced a substantial amount of cash for reinvestment.

8	Nuveen Investments

As of February 29, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month period ended February 29, 2012?

Individual results for the Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 2/29/12
	1-Year	5-Year	10-Year
Michigan Funds
NUM	19.11%	6.04%	6.37%
NMP	17.00%	5.83%	6.01%
NZW	19.38%	5.53%	6.45%

Standard & Poor’s (S&P) Michigan Municipal Bond Index*	13.07%	5.12%	5.30%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Michigan Municipal Debt Funds Classification Average*	20.70%	5.59%	6.12%
Ohio Funds
NUO	17.73%	6.35%	6.36%
NXI	17.88%	6.22%	6.65%
NBJ	17.44%	6.07%	6.57%
NVJ	16.88%	6.12%	N/A

Standard & Poor’s (S&P) Ohio Municipal Bond Index*	12.74%	4.56%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Other States Municipal Debt Funds Classification Average*	18.83%	5.61%	6.28%

For the twelve months ended February 29, 2012, the total return on common share net asset value (NAV) for all seven of the Funds in this report exceeded the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index as well as that of the S&P National Municipal Bond Index. For the same period, the Michigan Funds underper-formed the average return for the Lipper Michigan Municipal Debt Funds Classification Average, while the Ohio Funds lagged the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders of the Ohio Funds should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, NUM and NZW benefited from individual security selection. The use of regulatory

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Refer to Glossary of Terms Used in This Report for definitions.

Nuveen Investments	9

leverage also was an important positive factor affecting the Funds’ performance. The impact of regulatory leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Duration and yield curve positioning was a net positive contributor to the performances of all of the Funds in this report except NBJ (and the performance drag was modest). Overall, the Michigan Funds benefited from being overweighted in the outperforming longer part of the yield curve and underweighted in the shorter segments of the curve that underperformed. This was especially true in NZW, which had the longest duration among these seven Funds. Among the Ohio Funds, NUO, NXI and NVJ also were helped by having greater exposure to the longest parts of the curve. NBJ was slightly less advantageously positioned, due mainly to its overweighting in the short part of the curve, which detracted from its performance.

Credit exposure also played a role in performance during these twelve months, as lower-rated bonds, especially those rated BBB, generally outperformed higher-quality bonds rated AAA and AA. This outperformance was due in part to the longer durations typically associated with the lower-rated categories. Overall, the Ohio Funds, all of which were overweighted in lower quality bonds and underweighted in bonds rated AAA, benefited the most from their credit exposure. The Michigan Funds tended to have less exposure to the BBB rating category that outperformed and more exposure to bonds rated AA, which underperformed, both of which hampered their performance for the period.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds, health care, transportation and special tax credits. Lease backed and education bonds also outpaced the general municipal market for the period, while water and sewer credits just edged past the municipal market average. All of these Funds had good weightings in health care, and the Ohio Funds were overweighted in local general obligation bonds, which also boosted their performance. NUM and NMP were underweighted in dedicated tax credits, which limited their participation in the outperformance of this sector.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. All seven of these Funds were overweighted in pre-refunded bonds, which negatively impacted performance. The public power, housing and resource recovery sectors also lagged the performance of the general municipal market for this period. NZW, in particular, was overweighted in housing bonds, detracting from performance.

10	Nuveen Investments

APPROVED FUND REORGANIZATIONS

On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Michigan and Ohio Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

	Acquired Fund	Symbol	Acquiring Fund	Symbol
•	Nuveen Michigan Premium	NMP	Michigan Quality Income	NUM
	Income Municipal Fund, Inc.		Municipal Fund, Inc.
•	Nuveen Michigan Dividend	NZW
Advantage Municipal Fund
•	Nuveen Ohio Dividend	NXI
	Advantage Municipal Fund		Nuveen Ohio Quality
•	Nuveen Ohio Dividend	NBJ	Income Municipal Fund, Inc.	NUO
Advantage Municipal Fund 2
•	Nuveen Ohio Dividend	NVJ
Advantage Municipal Fund 3

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust.

Nuveen Investments	11

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of February 29, 2012, each of the Funds has redeemed all of their outstanding auction rate preferred shares (ARPS) at liquidation value.

As of February 29, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NZW	2015	$16,313,000	2.30%	NZW PrC
NXI	2015	$19,450,000	2.35%	NXI PrC
NXI	2016	$11,653,400	2.95%	NXI PrD
NBJ	2014	$24,244,000	2.35%	NBJ PrA
NVJ	2014	$18,470,150	2.35%	NVJ PrA

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NUM	2014	$87,900,000
NMP	2014	$53,900,000
NUO	2014	$73,500,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VMTP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these

12	Nuveen Investments

shares. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended February 29, 2012, NUM, NMP and NUO each had one increase in their monthly dividends, while the dividends of NZW, NXI, NBJ and NVJ remained stable throughout the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 29, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of February 29, 2012 and the since inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NUO and NBJ have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Funds	Repurchased and Retired	Common Shares
NUM	160,700	1.4%
NMP	145,400	1.9%
NZW	13,900	0.7%
NUO	—	—
NXI	600	0.0%*
NBJ	—	—
NVJ	1,700	0.1%

* Rounds to less than 0.1%.

14	Nuveen Investments

During the twelve-month reporting period, the following Fund repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased and Retired	Repurchased and Retired	Repurchased and Retired
NUM	3,400	$13.00	14.30%

As of February 29, 2012, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	2/29/12	Twelve-Month Average
Fund	(+)Premium/(-) Discount	(-) Discount
NUM	(-)3.45%	(-) 7.88%
NMP	(-)2.92%	(-) 7.63%
NZW	(-)6.10%	(-) 8.60%
NUO	(-)1.69%	(-) 3.55%
NXI	(-)2.08%	(-) 5.17%
NBJ	(-)4.17%	(-) 7.22%
NVJ	(+)2.60%	(-) 3.76%

Nuveen Investments	15

NUM	Nuveen Michigan
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$15.40
Common Share Net Asset Value (NAV)	$15.95
Premium/(Discount) to NAV	-3.45%
Market Yield	5.77%
Taxable-Equivalent Yield1	8.37%
Net Assets Applicable to Common Shares ($000)	$184,270

Leverage
Regulatory Leverage	32.30%
Effective Leverage	35.07%

Average Annual Total Returns
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	28.44%	19.11%
5-Year	7.30%	6.04%
10-Year	6.07%	6.37%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	35.5%
Tax Obligation/Limited	12.9%
U.S. Guaranteed	12.7%
Health Care	11.2%
Water and Sewer	9.4%
Utilities	6.7%
Other	11.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NMP	Nuveen Michigan
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$14.95
Common Share Net Asset Value (NAV)	$15.40
Premium/(Discount) to NAV	-2.92%
Market Yield	5.86%
Taxable-Equivalent Yield1	8.51%
Net Assets Applicable to Common Shares ($000)	$117,155

Leverage
Regulatory Leverage	31.51%
Effective Leverage	34.56%

Average Annual Total Returns
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	25.65%	17.00%
5-Year	6.76%	5.83%
10-Year	6.47%	6.01%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	37.3%
Health Care	14.5%
Water and Sewer	13.7%
Utilities	8.5%
Tax Obligation/Limited	8.5%
U.S. Guaranteed	5.9%
Other	11.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NZW	Nuveen Michigan
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of February 29, 2012

Fund Snapshot
Common Share Price	$14.31
Common Share Net Asset Value (NAV)	$15.24
Premium/(Discount) to NAV	-6.10%
Market Yield	5.62%
Taxable-Equivalent Yield1	8.16%
Net Assets Applicable to Common Shares ($000)	$31,289

Leverage
Regulatory Leverage	34.27%
Effective Leverage	37.47%

Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	25.34%	19.38%
5-Year	5.01%	5.53%
10-Year	5.77%	6.45%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	25.1%
Health Care	13.7%
Tax Obligation/Limited	13.1%
Water and Sewer	13.0%
U.S. Guaranteed	8.0%
Utilities	7.3%
Education and Civic Organizations	6.9%
Housing/Multifamily	5.2%
Other	7.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change.  AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NUO	Nuveen Ohio
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$16.88
Common Share Net Asset Value (NAV)	$17.17
Premium/(Discount) to NAV	-1.69%
Market Yield	5.69%
Taxable-Equivalent Yield1	8.36%
Net Assets Applicable to Common Shares ($000)	$167,709

Leverage
Regulatory Leverage	30.47%
Effective Leverage	34.52%

Average Annual Total Returns
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	20.55%	17.73%
5-Year	7.18%	6.35%
10-Year	5.46%	6.36%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	21.6%
Health Care	19.3%
Tax Obligation/Limited	14.0%
U.S. Guaranteed	13.3%
Education and Civic Organizations	9.7%
Utilities	5.6%
Consumer Staples	5.1%
Other	11.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	19

NXI	Nuveen Ohio
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of February 29, 2012

Fund Snapshot
Common Share Price	$15.52
Common Share Net Asset Value (NAV)	$15.85
Premium/(Discount) to NAV	-2.08%
Market Yield	5.68%
Taxable-Equivalent Yield1	8.34%
Net Assets Applicable to Common Shares ($000)	$67,292

Leverage
Regulatory Leverage	31.61%
Effective Leverage	35.47%

Average Annual Total Returns
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	24.11%	17.88%
5-Year	5.98%	6.22%
10-Year	6.18%	6.65%

Portfolio Composition3
(as a % of total investments)
Health Care	19.3%
Tax Obligation/General	18.3%
Tax Obligation/Limited	18.3%
U.S. Guaranteed	12.1%
Education and Civic Organizations	8.6%
Utilities	7.0%
Industrials	4.6%
Other	11.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

20	Nuveen Investments

NBJ	Nuveen Ohio
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of February 29, 2012

Fund Snapshot
Common Share Price	$14.95
Common Share Net Asset Value (NAV)	$15.60
Premium/(Discount) to NAV	-4.17%
Market Yield	5.62%
Taxable-Equivalent Yield1	8.25%
Net Assets Applicable to Common Shares ($000)	$48,707

Leverage
Regulatory Leverage	33.23%
Effective Leverage	37.50%

Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	22.12%	17.44%
5-Year	6.56%	6.07%
10-Year	6.09%	6.57%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	26.6%
Health Care	17.7%
Tax Obligation/Limited	15.0%
U.S. Guaranteed	9.7%
Education and Civic Organizations	8.3%
Industrials	7.0%
Utilities	6.5%
Other	9.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change.  AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	21

NVJ	Nuveen Ohio
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of February 29, 2012

Fund Snapshot
Common Share Price	$16.20
Common Share Net Asset Value (NAV)	$15.79
Premium/(Discount) to NAV	2.60%
Market Yield	5.59%
Taxable-Equivalent Yield1	8.21%
Net Assets Applicable to Common Shares ($000)	$34,075

Leverage
Regulatory Leverage	35.15%
Effective Leverage	37.84%

Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	25.66%	16.88%
5-Year	7.41%	6.12%
Since Inception	6.66%	6.71%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	25.0%
Health Care	21.4%
U.S. Guaranteed	15.6%
Tax Obligation/Limited	9.7%
Utilities	5.2%
Education and Civic Organizations	4.7%
Industrials	4.6%
Other	13.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

22	Nuveen Investments

NUM	Shareholder Meeting Report
NMP
NZW
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to December 16, 2011. The meeting for NBJ and NVJ was additionally adjourned to January 31, 2012.

	NUM		NMP		NZW
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,803,505	879	3,491,138	539	1,629,481	607,781
Against	299,570	—	250,280	—	167,851	64,066
Abstain	216,820	—	131,909	—	27,697	2,500
Broker Non-Votes	1,506,493	—	1,305,937	—	448,334	226,484
Total	6,826,388	879	5,179,264	539	2,273,363	900,831

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,772,514	879	3,478,699	539	1,617,323	606,281
Against	310,746	—	261,585	—	171,009	65,566
Abstain	236,637	—	133,043	—	36,697	2,500
Broker Non-Votes	1,506,491	—	1,305,937	—	448,334	226,484
Total	6,826,388	879	5,179,264	539	2,273,363	900,831

Approval of the Board Members was reached as follows:
John P. Amboian
For	6,605,936	—	4,908,951	—	2,186,843	—
Withhold	220,452	—	270,313	—	86,520	—
Total	6,826,388	—	5,179,264	—	2,273,363	—
Robert P. Bremner
For	6,614,415	—	4,902,918	—	—	—
Withhold	211,973	—	276,346	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Jack B. Evans
For	6,613,625	—	4,896,575	—	—	—
Withhold	212,763	—	282,689	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
William C. Hunter
For	—	879	—	539	—	879,111
Withhold	—	—	—	—	—	21,720
Total	—	879	—	539	—	900,831
David J. Kundert
For	6,615,880	—	4,878,294	—	2,181,143	—
Withhold	210,508	—	300,970	—	92,220	—
Total	6,826,388	—	5,179,264	—	2,273,363	—
William J. Schneider
For	—	879	—	539	—	874,111
Withhold	—	—	—	—	—	26,720
Total	—	879	—	539	—	900,831
Judith M. Stockdale
For	6,614,042	—	4,876,355	—	—	—
Withhold	212,346	—	302,909	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Carole E. Stone
For	6,612,926	—	4,907,476	—	—	—
Withhold	213,462	—	271,788	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Virginia L. Stringer
For	6,614,530	—	4,916,436	—	—	—
Withhold	211,858	—	262,828	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Terence J. Toth
For	6,607,313	—	4,910,741	—	2,183,443	—
Withhold	219,075	—	268,523	—	89,920	—
Total	6,826,388	—	5,179,264	—	2,273,363	—

Nuveen Investments	23

NUO	Shareholder Meeting Report (continued)
NXI
NBJ

	NUO		NXI		NBJ
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,289,577	735	3,150,830	1,231,680	2,411,599	718,267
Against	425,905	—	320,793	124,100	380,673	197,800
Abstain	277,776	—	86,982	6,200	98,512	25,500
Broker Non-Votes	1,217,275	—	1,030,941	398,682	782,297	548,433
Total	6,210,533	735	4,589,546	1,760,662	3,673,081	1,490,000

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,245,914	735	3,141,646	1,231,680	2,361,917	702,267
Against	461,012	—	325,817	124,100	403,510	213,800
Abstain	286,332	—	91,142	6,200	125,357	25,500
Broker Non-Votes	1,217,275	—	1,030,941	398,682	782,297	548,433
Total	6,210,533	735	4,589,546	1,760,662	3,673,081	1,490,000

Approval of the Board Members was reached as follows:
John P. Amboian
For	5,731,164	—	4,356,867	—	3,173,458	—
Withhold	479,369	—	232,679	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—
Robert P. Bremner
For	5,728,807	—	—	—	—	—
Withhold	481,726	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Jack B. Evans
For	5,735,643	—	—	—	—	—
Withhold	474,890	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
William C. Hunter
For	—	735	—	1,690,938	—	1,267,100
Withhold	—	—	—	69,724	—	109,100
Total	—	735	—	1,760,662	—	1,376,200
David J. Kundert
For	5,733,056	—	4,357,441	—	3,173,458	—
Withhold	477,477	—	232,105	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—
William J. Schneider
For	—	735	—	1,690,938	—	1,267,100
Withhold	—	—	—	69,724	—	109,100
Total	—	735	—	1,760,662	—	1,376,200
Judith M. Stockdale
For	5,720,195	—	—	—	—	—
Withhold	490,338	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Carole E. Stone
For	5,726,214	—	—	—	—	—
Withhold	484,319	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Virginia L. Stringer
For	5,727,404	—	—	—	—	—
Withhold	483,129	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Terence J. Toth
For	5,739,868	—	4,357,441	—	3,173,458	—
Withhold	470,665	—	232,105	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—

24	Nuveen Investments

NVJ

	NVJ
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	1,773,549	701,000
Against	176,688	60,000
Abstain	144,072	—
Broker Non-Votes	522,497	251,015
Total	2,616,806	1,012,015

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	1,754,984	695,000
Against	176,262	60,000
Abstain	163,063	6,000
Broker Non-Votes	522,497	251,015
Total	2,616,806	1,012,015

Approval of the Board Members was reached as follows:
John P. Amboian
For	2,443,417	—
Withhold	124,022	—
Total	2,567,439	—
Robert P. Bremner
For	—	—
Withhold	—	—
Total	—	—
Jack B. Evans
For	—	—
Withhold	—	—
Total	—	—
William C. Hunter
For	—	951,915
Withhold	—	60,000
Total	—	1,011,915
David J. Kundert
For	2,420,398	—
Withhold	147,041	—
Total	2,567,439	—
William J. Schneider
For	—	971,915
Withhold	—	40,000
Total	—	1,011,915
Judith M. Stockdale
For	—	—
Withhold	—	—
Total	—	—
Carole E. Stone
For	—	—
Withhold	—	—
Total	—	—
Virginia L. Stringer
For	—	—
Withhold	—	—
Total	—	—
Terence J. Toth
For	2,441,412	—
Withhold	126,027	—
Total	2,567,439	—

Nuveen Investments	25

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Michigan Quality Income Municipal Fund, Inc.
Nuveen Michigan Premium Income Municipal Fund, Inc.
Nuveen Michigan Dividend Advantage Municipal Fund
Nuveen Ohio Quality Income Municipal Fund, Inc.
Nuveen Ohio Dividend Advantage Municipal Fund
Nuveen Ohio Dividend Advantage Municipal Fund 2
Nuveen Ohio Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the “Funds”) as of February 29, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 29, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2012

26	Nuveen Investments

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.8% (2.6% of Total Investments)
$7,500	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$7,025,775
	Education and Civic Organizations – 3.9% (2.7% of Total Investments)
250	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	192,205
755	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	574,336
385	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	400,215
1,685	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001, 5.500%, 9/01/17 – AMBAC Insured	9/12 at 100.00	N/R	1,686,365
1,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 – AMBAC Insured (Alternative Minimum Tax)	9/12 at 100.00	AA	1,007,350
2,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	2,190,120
1,115	Michigan Technological University, General Revenue Bonds, Series 2004A, 5.000%, 10/01/22 – NPFG Insured	10/13 at 100.00	Aa3	1,187,776
7,190	Total Education and Civic Organizations			7,238,367
	Health Care – 16.5% (11.2% of Total Investments)
2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	2,132,800
1,080	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	1,145,480
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
3,000	5.000%, 1/15/31	1/22 at 100.00	AA	3,308,370
750	5.000%, 1/15/42	No Opt. Call	AA	799,628
4,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,238,920
4,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	4,470,927
4,075	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	4,159,027
2,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	2,776,050
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Memorial Healthcare Center Obligated Group, Series 1999, 5.875%, 11/15/21	5/12 at 100.00	BBB	1,001,430
1,375	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	1,392,490
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,500	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,510,050
2,080	5.000%, 5/15/34	5/15 at 100.00	Baa3	2,004,205
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,451,220
28,610	Total Health Care			30,390,597
	Housing/Multifamily – 5.6% (3.8% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA+	2,913,583
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
210	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	213,320
1,860	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,896,437

Nuveen Investments	27

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$140	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1999A, 5.300%, 10/01/37 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	AA	$140,071
1,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,329,991
200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	213,544
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,896,193
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,738,093
9,935	Total Housing/Multifamily			10,341,232
	Housing/Single Family – 1.7% (1.1% of Total Investments)
2,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	2,102,000
950	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	1,018,752
2,950	Total Housing/Single Family			3,120,752
	Tax Obligation/General – 52.2% (35.5% of Total Investments)
1,000	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Refunding Bonds, Series 2002, 5.000%, 5/01/25	5/12 at 100.00	Aa2	1,003,290
1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	1,085,750
1,000	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012, 4.000%, 5/01/32	5/21 at 100.00	AA–	1,013,390
2,110	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20	5/13 at 100.00	Aa2	2,220,817
1,000	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,061,260
2,319	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,542,714
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20 (WI/DD, Settling 3/14/12)	No Opt. Call	AA–	1,060,369
1,900	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	2,133,206
2,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,364,540
700	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	701,939
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	5,527,434
3,000	0.000%, 12/01/26	No Opt. Call	AAA	1,773,330
100	0.000%, 12/01/27	No Opt. Call	AAA	56,166
5,305	0.000%, 12/01/29	No Opt. Call	AAA	2,655,842
1,700	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	1,864,849
1,400	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21	11/13 at 100.00	Aa2	1,488,942
1,065	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	Aa2	1,160,030
1,935	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	2,124,495
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 – AGM Insured	5/15 at 100.00	AA+	207,310

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	$2,696,833
2,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2	3,005,323
865	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	912,662
1,500	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	1,610,310
2,100	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	2,222,493
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,216,260
100	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	118,200
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa3	3,161,225
3,950	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	4,200,035
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – NPFG Insured	5/15 at 100.00	AA–	1,788,856
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	5,104,464
1,120	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	1,215,827
1,245	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,378,887
4,340	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/26 – FGIC Insured	5/14 at 100.00	Aa2	4,671,576
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	1,730,614
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA–	690,208
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	578,691
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA–	864,072
300	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	359,382
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	1,075,380
200	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	227,204
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	3,322,987
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	AA	1,757,577
2,200	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	2,342,472
2,000	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	2,143,920
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	Aa1	2,581,192
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:
310	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	334,437
575	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	611,478
1,180	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,332,727

Nuveen Investments	29

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/21 – NPFG Insured	12/12 at 100.00	BBB+	$5,051,500
3,350	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	3,722,621
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	2,146,314
95,969	Total Tax Obligation/General			96,221,400
	Tax Obligation/Limited – 19.0% (12.9% of Total Investments)
1,305	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,417,295
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,156,500
10	Michigan Municipal Bond Authority, Local Government Loan Program Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12	No Opt. Call	Aa3	10,053
2,135	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,228,684
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA–	3,363,010
6,200	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA–	2,815,296
4,440	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	4,655,296
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
5,100	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	5,332,815
5,000	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	5,222,350
700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	789,775
3,500	Michigan State Trunk Line, Fund Refunding Bonds, Series 2002, 5.250%, 10/01/21 – AGM Insured	10/12 at 100.00	AA+	3,592,855
17,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	2,881,500
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,073,660
420	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	428,618
54,810	Total Tax Obligation/Limited			34,967,707
	Transportation – 2.1% (1.4% of Total Investments)
1,000	Capital Region Airport Authority, Michigan, Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/21 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	BBB	1,006,680
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured	No Opt. Call	A	514,815
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,223,480
3,500	Total Transportation			3,744,975
	U.S. Guaranteed – 18.8% (12.7% of Total Investments) (4)
1,200	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/20 (Pre-refunded 10/01/12)	10/12 at 100.50	AAA	1,240,200
1,320	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 100.00	Aa2 (4)	1,332,210
935	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	992,699
	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
4,025	5.000%, 7/01/24 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	4,280,668
1,500	5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	1,595,280
285	East Grand Rapids Public Schools, County of Kent, State of Michigan, General Obligation Bonds, Series 2001, Refunding, 5.125%, 5/01/29 (Pre-refunded 5/01/12)	5/12 at 100.00	AA (4)	287,451
2,000	Lake Fenton Community Schools, Genesee County, Michigan, General Obligation Bonds, Series 2002, 5.000%, 5/01/24 (Pre-refunded 5/01/12)	5/12 at 100.00	Aa2 (4)	2,016,800

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,790	Lansing Building Authority, Michigan, General Obligation Bonds, Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA (4)	$1,897,257
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured	11/14 at 100.00	Aa2 (4)	4,359,219
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	1,581,105
3,460	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	4/12 at 100.00	Aaa	3,473,252
125	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	129,913
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
1,025	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,170,079
500	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	570,770
3,000	Michigan State, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/20 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	3,176,850
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa2 (4)	122,582
915	6.000%, 8/01/26 (ETM)	No Opt. Call	AA+ (4)	1,319,558
4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	5,011,389
31,645	Total U.S. Guaranteed			34,557,282
	Utilities – 9.8% (6.7% of Total Investments)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
215	5.000%, 7/01/28	7/18 at 100.00	AA–	236,324
5,000	5.000%, 7/01/32	7/18 at 100.00	AA–	5,388,950
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
900	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,307,124
500	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	726,180
500	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	561,625
2,110	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	BBB+	2,123,989
3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	A	4,743,031
3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+	3,019,620
15,855	Total Utilities			18,106,843
	Water and Sewer – 13.8% (9.4% of Total Investments)
5,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	5,616,765
1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,694,085
565	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–	587,346
1,500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	1,521,735
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	469,493
2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	3,047,224
675	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	718,659

Nuveen Investments	31

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
NUM	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,030	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	$2,225,286
4,210	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	10/14 at 100.00	AAA	4,660,975
1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	10/14 at 100.00	AAA	1,269,439
1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	AAA	1,147,440
1,000	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.625%, 10/01/40	10/21 at 100.00	A	1,085,580
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	1,075,299
300	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	331,034
23,770	Total Water and Sewer			25,450,360
$281,734	Total Investments (cost $249,582,684) – 147.2%			271,165,290
	Floating Rate Obligations – (2.0)%			(3,630,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (47.7)% (6)			(87,900,000)
	Other Assets Less Liabilities – 2.5%			4,634,355
	Net Assets Applicable to Common Shares – 100%			$184,269,645

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements,  Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.5% (2.4% of Total Investments)
$4,420	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$4,140,523
	Education and Civic Organizations – 4.1% (2.8% of Total Investments)
500	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	384,410
500	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	380,355
335	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	348,239
2,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 – AMBAC Insured (Alternative Minimum Tax)	9/12 at 100.00	AA	2,014,700
1,500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,642,590
4,835	Total Education and Civic Organizations			4,770,294
	Health Care – 21.2% (14.5% of Total Investments)
1,500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	1,599,600
630	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	668,197
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,000	5.000%, 1/15/31	1/22 at 100.00	AA	2,205,580
750	5.000%, 1/15/42	No Opt. Call	AA	799,628
4,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,238,920
2,725	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	2,971,531
3,050	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,112,891
1,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,499,067
915	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	926,639
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
2,435	5.000%, 5/15/26	5/15 at 100.00	Baa3	2,451,315
200	5.000%, 5/15/34	5/15 at 100.00	Baa3	192,712
3,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	3,861,690
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	315,483
23,305	Total Health Care			24,843,253
	Housing/Multifamily – 6.4% (4.4% of Total Investments)
835	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	852,168
1,130	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	4/12 at 100.00	AA–	1,132,204
1,700	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	4/12 at 100.00	Aaa	1,704,556
1,260	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A, 3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,279,921

Nuveen Investments	33

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
NMP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$800	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	$818,456
25	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	26,693
	Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8 Assisted Multifamily Housing Revenue Refunding Bonds, Clinton Place Project, Series 1992A:
190	6.600%, 6/01/13	6/12 at 100.00	AA+	190,916
1,500	6.600%, 6/01/22	6/12 at 100.00	AA+	1,503,600
7,440	Total Housing/Multifamily			7,508,514
	Housing/Single Family – 0.9% (0.6% of Total Investments)
1,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	1,051,000
	Tax Obligation/General – 54.4% (37.3% of Total Investments)
1,475	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21	11/13 at 100.00	Aa2	1,578,663
1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	1,085,750
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	105,654
2,250	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,379,645
1,501	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	1,645,801
1,050	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/36	5/21 at 100.00	AA–	1,180,599
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,160,413
750	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	897,413
2,500	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/23 – FGIC Insured	5/13 at 100.00	Aa2	2,552,475
	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
770	5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	772,133
6,990	5.250%, 2/01/27 – FGIC Insured	8/12 at 100.00	BBB+	7,000,415
860	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	955,537
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	1,745,667
2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/22	11/13 at 100.00	Aa2	2,140,560
1,250	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,372,413
500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22	5/14 at 100.00	Aa2	544,615
1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2	1,069,510
865	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	912,662
425	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	456,255
1,000	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	1,058,330
2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	3,040,650

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$800	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	$945,600
2,450	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	2,605,085
3,500	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	3,799,460
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	5/14 at 100.00	Aa2	1,145,859
805	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	891,570
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	Aa2	1,092,000
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	1,075,380
125	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	142,003
1,100	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,171,236
1,500	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,607,940
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:
800	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	863,064
1,350	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,435,644
2,830	Warren Consolidated School District, Macomb and Oakland Counties, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20	5/13 at 100.00	AA	2,926,220
1,680	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,897,442
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	12/12 at 100.00	BBB+	1,518,030
4,435	5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+	4,448,837
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA–	1,552,511
59,701	Total Tax Obligation/General			63,773,041
	Tax Obligation/Limited – 12.4% (8.5% of Total Investments)
915	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	993,736
1,600	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,681,312
2,880	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	3,019,651
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
5,000	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	5,228,250
2,480	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	2,590,286
450	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	507,713
450	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	459,234
13,775	Total Tax Obligation/Limited			14,480,182
	Transportation – 2.1% (1.4% of Total Investments)
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	246,017
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,223,480
2,230	Total Transportation			2,469,497

Nuveen Investments	35

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
NMP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.6% (5.9% of Total Investments) (4)
$915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A (4)	$1,047,062
500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	550,935
1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	1,581,105
1,305	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Hospital, Series 1992A, 6.000%, 5/15/13 – AMBAC Insured (ETM)	4/12 at 100.00	N/R (4)	1,347,856
85	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	88,341
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	485,155
150	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	171,231
2,000	Michigan State, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	2,117,900
1,000	Otsego Public Schools District, Allegan and Kalamazoo Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,101,870
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	AA– (4)	1,577,874
9,305	Total U.S. Guaranteed			10,069,329
	Utilities – 12.4% (8.5% of Total Investments)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
125	5.000%, 7/01/28	7/18 at 100.00	AA–	137,398
2,500	5.000%, 7/01/32	7/18 at 100.00	AA–	2,694,475
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
700	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,016,652
360	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	522,850
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	1,998,515
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	2,248,262
1,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	1,325,435
605	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	BBB+	609,011
3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+	3,019,620
990	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	6/12 at 100.00	Ba1	989,881
	Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)
13,210	Total Utilities			14,562,099
	Water and Sewer – 20.0% (13.7% of Total Investments)
3,600	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	3,676,428
1,085	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A	1,107,481
1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,694,085
1,120	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–	1,164,296
1,945	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	2,033,225
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	1,402,379

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
$400	5.000%, 1/01/27	No Opt. Call	AA+	$442,204
450	5.000%, 1/01/38	1/18 at 100.00	AA+	479,106
425	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	465,885
1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	AAA	1,147,440
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	8,841,361
500	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.625%, 10/01/40	10/21 at 100.00	A	542,790
350	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	386,201
21,950	Total Water and Sewer			23,382,881
$161,171	Total Investments (cost $160,910,760) – 146.0%			171,050,613
	Floating Rate Obligations – (2.0)%			(2,330,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (46.0)% (6)			(53,900,000)
	Other Assets Less Liabilities – 2.0%			2,334,386
	Net Assets Applicable to Common Shares – 100%			$117,154,999

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Michigan Dividend Advantage Municipal Fund
NZW	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.0% (2.7% of Total Investments)
$1,330	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$1,245,904
	Education and Civic Organizations – 10.4% (6.9% of Total Investments)
250	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	192,205
85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	88,359
1,150	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured	9/12 at 100.00	N/R	1,090,833
250	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	230,410
1,500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,642,590
3,235	Total Education and Civic Organizations			3,244,397
	Health Care – 20.6% (13.7% of Total Investments)
500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	533,200
90	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	95,457
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
500	5.000%, 1/15/31	1/22 at 100.00	AA	551,395
500	5.000%, 1/15/42	No Opt. Call	AA	533,085
1,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	1,059,730
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A1	170,543
475	5.750%, 11/15/39	11/19 at 100.00	A1	517,973
775	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	790,981
150	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	166,563
80	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.000%, 6/01/28	No Opt. Call	Aa3	80,054
915	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	926,639
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
500	5.000%, 5/15/26	5/15 at 100.00	Baa3	503,350
400	5.000%, 5/15/34	5/15 at 100.00	Baa3	385,424
100	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	126,193
6,135	Total Health Care			6,440,587

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 7.8% (5.2% of Total Investments)
$1,700	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31 (Alternative Minimum Tax)	8/12 at 102.00	Aaa	$1,739,950
370	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A, 3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	375,850
200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	204,614
100	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	106,772
2,370	Total Housing/Multifamily			2,427,186
	Housing/Single Family – 3.2% (2.2% of Total Investments)
500	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	525,500
455	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	487,928
955	Total Housing/Single Family			1,013,428
	Industrials – 1.6% (1.1% of Total Investments)
500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series 2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	512,705
	Tax Obligation/General – 37.6% (25.1% of Total Investments)
200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	217,150
500	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012, 4.000%, 5/01/33	5/21 at 100.00	AA–	503,305
437	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	479,157
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
150	5.500%, 5/01/36	5/21 at 100.00	AA–	168,657
290	5.500%, 5/01/41	5/21 at 100.00	AA–	325,595
50	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	50,139
300	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	329,091
500	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	Aa2	544,615
430	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	453,693
400	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	423,332
500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	608,130
100	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	118,200
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,530,076
420	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	446,586
1,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	1,085,560

Nuveen Investments	39

Nuveen Michigan Dividend Advantage Municipal Fund (continued)
NZW	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$235	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	$260,272
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	Aa2	822,615
200	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	239,588
100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	107,538
25	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	28,401
330	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	351,371
100	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	107,196
225	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	239,274
65	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	73,413
1,690	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+	1,695,273
500	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	555,615
10,907	Total Tax Obligation/General			11,763,842
	Tax Obligation/Limited – 19.7% (13.1% of Total Investments)
110	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	117,622
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	287,803
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	624,764
500	5.000%, 10/01/30	10/21 at 100.00	AA	551,415
500	5.000%, 10/01/31	10/21 at 100.00	AA	548,455
485	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R	500,472
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
1,520	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA–	690,202
720	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	754,913
	Michigan State Trunk Line Fund Refunding Bonds, Series 2009:
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,209,787
150	5.000%, 11/15/36	11/21 at 100.00	AA+	169,238
700	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	714,364
6,670	Total Tax Obligation/Limited			6,169,035
	Transportation – 2.6% (1.7% of Total Investments)
250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured	No Opt. Call	A	257,408
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	555,870
750	Total Transportation			813,278

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 12.0% (8.0% of Total Investments) (4)
$1,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	Aa2 (4)	$1,009,250
720	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	764,431
85	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	88,341
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	485,155
335	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	382,416
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa2 (4)	122,582
615	6.000%, 8/01/26 (ETM)	No Opt. Call	AA+ (4)	886,916
3,265	Total U.S. Guaranteed			3,739,091
	Utilities – 10.9% (7.3% of Total Investments)
1,115	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–	1,162,042
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
50	5.000%, 7/01/28	7/18 at 100.00	AA–	54,959
750	5.000%, 7/01/32	7/18 at 100.00	AA–	808,343
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
100	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	145,236
250	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	363,090
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
500	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	561,625
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	324,333
3,055	Total Utilities			3,419,628
	Water and Sewer – 19.5% (13.0% of Total Investments)
1,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	1,021,230
1,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,129,390
280	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–	291,074
490	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	512,226
125	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	133,085
150	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	164,430
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	1,143,510
500	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	575,935
500	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.250%, 10/01/31	10/21 at 100.00	A	541,685

Nuveen Investments	41

Nuveen Michigan Dividend Advantage Municipal Fund (continued)
NZW	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	$537,650
50	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	55,166
5,595	Total Water and Sewer			6,105,381
$44,767	Total Investments (cost $43,647,537) – 149.9%			46,894,462
	Floating Rate Obligations – (2.1)%			(665,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.1)% (6)			(16,313,000)
	Other Assets Less Liabilities – 4.3%			1,372,365
	Net Assets Applicable to Common Shares – 100%			$31,288,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.  Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.1% (5.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$4,000	5.125%, 6/01/24	6/17 at 100.00	B–	$3,146,040
1,650	5.750%, 6/01/34	6/17 at 100.00	B–	1,217,865
10,000	5.875%, 6/01/47	6/17 at 100.00	B–	7,463,897
115	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	113,771
15,765	Total Consumer Staples			11,941,573
	Education and Civic Organizations – 13.7% (9.7% of Total Investments)
920	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	1,033,537
1,650	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,715,373
1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,853,915
1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/29	12/15 at 100.00	Ba1	873,760
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,569,459
1,415	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA	1,506,225
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,387,294
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/12 at 100.00	Ba1	1,000,700
1,500	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,585,905
2,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	2,284,120
550	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22	6/13 at 100.00	Aa1	580,877
1,510	University of Akron, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 1/01/21 – AMBAC Insured	1/13 at 100.00	A1	1,559,211
850	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 – FGIC Insured	6/13 at 100.00	AA–	894,192
	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,200	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	AA–	1,304,796
2,605	5.000%, 6/01/25 – AMBAC Insured	6/14 at 100.00	AA–	2,819,418
21,690	Total Education and Civic Organizations			22,968,782
	Health Care – 27.3% (19.3% of Total Investments)
2,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	5/12 at 100.00	Baa1	2,001,620
1,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	1,067,870
2,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	2,634,550
3,405	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	3,438,846

Nuveen Investments	43

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$180	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series 1998, 5.000%, 6/01/28 – NPFG Insured	5/12 at 100.00	AA	$180,245
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	267,300
300	5.250%, 11/01/40	11/19 at 100.00	Aa2	322,803
1,200	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	1,259,916
2,400	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	2,725,056
	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J:
2,455	5.250%, 5/15/16 – FGIC Insured	5/14 at 100.00	BBB	2,588,282
1,260	5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	BBB	1,275,385
1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	1,149,580
1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	1,009,720
2,500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	2,527,525
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA–	94,355
40	5.125%, 11/15/40	11/18 at 100.00	AA–	42,178
2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	3,119,516
785	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	846,191
430	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	455,374
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
1,500	5.000%, 5/01/30	5/14 at 100.00	AA	1,545,480
2,500	5.000%, 5/01/32	No Opt. Call	AA	2,566,325
1,350	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	1,436,684
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	No Opt. Call	AA+	99,931
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,315	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,459,689
50	5.250%, 1/01/33	1/18 at 100.00	Aa2	53,939
1,200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,278,768
1,500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,597,755
1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,093,610
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
375	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	493,065
2,700	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	3,710,988
1,100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	1,511,884

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,200	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	$1,245,732
600	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	647,028
41,945	Total Health Care			45,747,190
	Housing/Multifamily – 5.2% (3.7% of Total Investments)
1,385	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	8/12 at 100.00	Aaa	1,387,258
	Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Longwood Phase One Associates LP, Series 2001A:
2,245	5.350%, 1/20/21 (Alternative Minimum Tax)	7/12 at 101.00	Aaa	2,287,812
2,250	5.450%, 1/20/31 (Alternative Minimum Tax)	7/12 at 101.00	Aaa	2,277,158
800	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	849,352
715	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	727,720
1,100	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	1,144,044
8,495	Total Housing/Multifamily			8,673,344
	Housing/Single Family – 0.5% (0.4% of Total Investments)
855	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	870,245
	Industrials – 1.0% (0.7% of Total Investments)
695	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	690,288
1,040	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/12 at 100.00	BBB–	1,040,759
1,735	Total Industrials			1,731,047
	Long-Term Care – 1.0% (0.8% of Total Investments)
490	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	529,891
1,165	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	1,224,741
1,655	Total Long-Term Care			1,754,632
	Materials – 1.3% (0.9% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,165,260
	Tax Obligation/General – 30.5% (21.6% of Total Investments)
	Butler County, Ohio, General Obligation Bonds, Series 2002:
1,345	5.000%, 12/01/21 – NPFG Insured	12/12 at 100.00	Aa1	1,440,374
1,200	5.000%, 12/01/22 – NPFG Insured	12/12 at 101.00	Aa1	1,286,184
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 – AGM Insured	6/15 at 100.00	Aa1	1,596,405
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	1,097,420
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – AGM Insured	6/14 at 100.00	AA	1,092,510
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,566,690

Nuveen Investments	45

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,200	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	$1,334,292
1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 – AMBAC Insured	6/14 at 100.00	Aa2	1,099,030
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aa3	1,283,502
1,840	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	2,130,941
1,500	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	1,610,370
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	No Opt. Call	Aa1	1,536,313
7,020	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	7,436,355
1,850	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 – NPFG Insured	12/15 at 100.00	Aa1	2,061,511
3,000	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 – NPFG Insured	12/16 at 100.00	Aa1	3,311,370
2,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%,	6/17 at 100.00	Aa3	2,755,879
	12/01/34 – NPFG Insured
660	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	512,041
800	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	893,328
1,585	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	1,697,281
505	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	542,809
500	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	550,950
1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,853,715
1,350	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,461,821
640	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/17 – FGIC Insured	6/12 at 100.00	Aa1	647,296
1,000	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	A+	1,062,630
1,000	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	1,075,270
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36	6/18 at 100.00	AA+	542,220
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	A1	1,654,688
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/12 at 100.00	Aaa	70,321
100	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	107,114
650	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	709,989
	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	AA	2,708,856
1,170	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	AA	1,275,206
1,000	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 – NPFG Insured	12/13 at 100.00	Aaa	1,061,110
48,640	Total Tax Obligation/General			51,065,791

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 19.8% (14.0% of Total Investments)
$1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	$1,434,703
4,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	4,557,959
3,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	3,234,270
1,305	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,417,295
1,085	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 – FGIC Insured	6/14 at 100.00	A+	1,168,632
4,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	4,299,559
1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	489,840
2,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	2,189,720
1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%, 6/01/26 – NPFG Insured	6/14 at 100.00	Aa3	1,037,670
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B:
1,000	5.500%, 10/01/15 – AMBAC Insured	4/12 at 100.00	A1	1,003,710
1,000	5.500%, 10/01/17 – AMBAC Insured	4/12 at 100.00	A1	1,003,340
140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	162,434
800	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	888,248
1,000	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA	1,051,340
23,215	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	7,036,698
7,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	2,207,205
53,800	Total Tax Obligation/Limited			33,182,623
	Transportation – 4.0% (2.8% of Total Investments)
1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	1,073,470
3,050	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	3,135,736
2,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	2,488,880
6,050	Total Transportation			6,698,086
	U.S. Guaranteed – 18.8% (13.3% of Total Investments) (5)
2,030	Butler County, Ohio, General Obligation Judgment Bonds, Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aa1 (5)	2,127,866
2,600	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002, 5.250%, 6/01/21 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2 (5)	2,699,372
	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,020	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,097,979
980	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,054,921
1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,126,400

Nuveen Investments	47

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
NUO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AAA	$1,082,930
1,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1 (5)	1,229,252
1,515	Massillon City School District, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	Baa2 (5)	1,573,221
760	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (5)	823,027
460	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/17 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa1 (5)	466,320
2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded	4/14 at 100.00	AA (5)	2,918,308
	4/01/14) – NPFG Insured
1,200	Ohio State University, General Receipts Bonds, Series 2002A, 5.125%, 12/01/31 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa1 (5)	1,244,988
2,450	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (5)	2,602,978
525	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	653,179
1,225	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,404,793
3,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/23 (Pre-refunded 2/01/13)	2/13 at 100.00	AA+ (5)	3,132,840
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	1,460,636
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	3,754,335
1,000	Princeton City School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/30 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (5)	1,082,930
29,265	Total U.S. Guaranteed			31,536,275
	Utilities – 7.8% (5.6% of Total Investments)
2,500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	2,693,775
4,000	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.000%, 2/15/22 – NPFG Insured	8/12 at 100.00	A1	4,008,360
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A2	940,700
2,105	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	776,282
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2	702,789
1,465	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1	1,466,538
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	A1	454,452
2,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	2,108,520
17,175	Total Utilities			13,151,416

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.0% (2.1% of Total Investments)
$430	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	$459,980
1,025	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	1,282,706
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	Aa3	1,374,464
100	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	110,043
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	234,981
1,170	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,277,078
275	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	309,851
4,445	Total Water and Sewer			5,049,103
$253,515	Total Investments (cost $217,562,564) – 141.0%			236,535,367
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (43.8)% (6)			(73,500,000)
	Other Assets Less Liabilities – 2.8%			4,674,032
	Net Assets Applicable to Common Shares – 100%			$167,709,399

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Ohio Dividend Advantage Municipal Fund
NXI	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.5% (3.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,500	5.125%, 6/01/24	6/17 at 100.00	B–	$1,179,765
3,300	5.875%, 6/01/47	6/17 at 100.00	B–	2,463,086
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	44,519
4,845	Total Consumer Staples			3,687,370
	Education and Civic Organizations – 12.3% (8.6% of Total Investments)
275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	308,938
700	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	727,734
2,650	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.000%, 5/01/22	5/12 at 100.00	Baa2	2,653,391
500	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba1	456,240
1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	1,142,060
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,068,541
1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/20 – NPFG Insured	6/14 at 100.00	Aa3	1,899,744
7,835	Total Education and Civic Organizations			8,256,648
	Health Care – 27.5% (19.3% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	65,900
500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	533,935
1,385	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,398,767
1,300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	1,398,813
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	629,958
1,280	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	1,453,363
2,000	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J, 5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	BBB	2,024,420
1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	1,149,580
500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	504,860
1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	1,011,010
290	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	339,460

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$330	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	$355,724
170	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	180,032
1,000	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	1,030,320
375	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	399,079
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,050	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,165,532
90	5.250%, 1/01/33	1/18 at 100.00	Aa2	97,089
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,100	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,204,984
80	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	85,251
250	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	266,293
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	218,722
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
250	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	328,710
1,225	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,683,689
65	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	89,339
500	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	519,055
375	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	404,393
16,980	Total Health Care			18,538,278
	Housing/Multifamily – 4.0% (2.8% of Total Investments)
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured	8/15 at 100.00	N/R	1,047,300
350	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	371,592
285	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	290,070
915	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	951,637
2,715	Total Housing/Multifamily			2,660,599
	Housing/Single Family – 0.3% (0.2% of Total Investments)
215	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	218,833
	Industrials – 6.5% (4.6% of Total Investments)
1,500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	1,505,835
290	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	288,034

Nuveen Investments	51

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$880	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	$891,730
1,300	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,625,416
700	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	98,028
4,670	Total Industrials			4,409,043
	Long-Term Care – 1.1% (0.8% of Total Investments)
215	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	232,503
470	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	494,102
685	Total Long-Term Care			726,605
	Tax Obligation/General – 26.1% (18.3% of Total Investments)
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	138,409
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 – AGM Insured	6/15 at 100.00	Aa1	1,596,405
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
400	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	220,740
1,735	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	906,069
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	444,764
1,355	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,567,654
470	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	504,583
2,550	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	2,701,240
2,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%,	6/17 at 100.00	Aa3	2,136,340
	12/01/34 – NPFG Insured
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	387,910
430	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	468,365
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	428,336
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,080,244
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	220,380
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,235,810
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	54,142
750	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	806,453
50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	53,557

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,415	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – AGM Insured	12/14 at 100.00	Aa2	$2,551,229
50	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	54,615
17,385	Total Tax Obligation/General			17,557,245
	Tax Obligation/Limited – 26.1% (18.3% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, Series 2006, 5.000%, 12/15/32 – AGM Insured	12/16 at 100.00	Aa2	140,543
2,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	2,278,980
50	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	55,609
2,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	2,156,180
525	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	570,176
1,415	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	A+	1,520,474
1,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	1,612,335
2,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	979,680
1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	1,094,860
500	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/15 – AMBAC Insured	4/12 at 100.00	A1	501,855
685	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding bonds, Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	794,764
345	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	383,057
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,116,660
5,220	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,582,234
5,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,471,470
1,280	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/12 at 100.00	BBB+	1,283,469
24,895	Total Tax Obligation/Limited			17,542,346
	Transportation – 0.6% (0.4% of Total Investments)
425	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	436,947

Nuveen Investments	53

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 17.2% (12.1% of Total Investments) (6)
$1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	$1,137,720
	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
560	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	602,812
540	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	581,283
1,000	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/16 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (6)	1,133,840
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (6)	1,082,930
325	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	404,349
1,645	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (6)	1,781,420
1,900	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	2,110,425
2,735	University of Cincinnati, Ohio, General Receipts Bonds, Series 2002F, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AA– (6)	2,771,701
10,705	Total U.S. Guaranteed			11,606,480
	Utilities – 9.9% (7.0% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA–	53,379
1,000	5.250%, 2/15/43	2/18 at 100.00	A1	1,077,510
1,440	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 – NPFG Insured	8/12 at 100.00	A1	1,444,867
2,130	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	785,501
2,265	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1	2,267,378
1,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	1,050,610
7,885	Total Utilities			6,679,245
	Water and Sewer – 5.4% (3.8% of Total Investments)
175	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	187,201
925	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	1,017,898
500	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	545,760

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$730	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 – NPFG Insured	12/13 at 100.00	Aa1	$777,399
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	1,075,300
3,330	Total Water and Sewer			3,603,558
$102,570	Total Investments (cost $88,891,152) – 142.5%			95,923,197
	MuniFund Term Preferred Shares, at Liquidation Value – (46.2)% (7)			(31,103,400)
	Other Assets Less Liabilities – 3.7%			2,472,335
	Net Assets Applicable to Common Shares – 100%			$67,292,132

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest,  (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.3% (3.6% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A3	$426,904
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	786,510
1,750	5.875%, 6/01/47	6/17 at 100.00	B–	1,306,183
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	44,519
3,195	Total Consumer Staples			2,564,116
	Education and Civic Organizations – 12.1% (8.3% of Total Investments)
1,345	Bowling Green State University, Ohio, General Receipts Bonds, Series 2003, 5.250%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+	1,408,713
490	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	550,471
450	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	467,829
1,050	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/12 at 100.00	Ba1	1,050,735
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 – FGIC Insured	6/13 at 100.00	AA–	1,051,990
1,245	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	AA–	1,353,726
5,580	Total Education and Civic Organizations			5,883,464
	Health Care – 25.7% (17.7% of Total Investments)
250	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	266,968
1,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	1,053,820
1,090	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,100,835
300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	322,803
250	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	262,483
480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	545,011
600	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	689,748
865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	Baa1	914,435
200	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	201,944
	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A:
1,850	5.400%, 10/01/21	4/12 at 101.00	AA–	1,873,847
100	5.250%, 10/01/33	No Opt. Call	AA–	101,101
460	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	538,453
225	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	242,539

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$120	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	$127,081
700	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	721,224
90	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	95,779
35	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A, 5.000%, 1/01/25	1/18 at 100.00	Aa2	38,851
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
400	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	438,176
40	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	42,626
100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	106,517
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	218,722
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
125	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	164,355
1,000	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,374,440
375	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	515,415
350	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	363,339
190	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	204,892
11,395	Total Health Care			12,525,404
	Housing/Multifamily – 4.6% (3.2% of Total Investments)
1,000	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/12 at 102.00	Aaa	1,023,390
250	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	265,423
215	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	218,825
690	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	717,628
2,155	Total Housing/Multifamily			2,225,266
	Housing/Single Family – 0.9% (0.6% of Total Investments)
425	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	432,578
	Industrials – 10.2% (7.0% of Total Investments)
3,000	Ohio State Sewage and Solid Waste Disposal Facilities, Revenue Bonds, Anheuser-Busch Project, Series 2001, 5.500%, 11/01/35 (Alternative Minimum Tax)	5/12 at 100.00	A–	3,002,968
640	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	648,531
1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,250,320
500	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	70,020
5,140	Total Industrials			4,971,839

Nuveen Investments	57

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.9% (0.7% of Total Investments)
$95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	$102,734
340	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	357,435
435	Total Long-Term Care			460,169
	Tax Obligation/General – 38.6% (26.6% of Total Investments)
	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004:
1,000	5.000%, 12/01/15 – AGM Insured	6/14 at 100.00	AA	1,094,110
1,000	5.000%, 12/01/22 – AGM Insured	6/14 at 100.00	AA	1,092,510
1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,103,560
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	Aa3	1,262,949
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
2,095	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	1,156,126
100	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	52,223
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	444,764
1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,156,940
400	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	429,432
1,905	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	2,017,984
1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%,	6/17 at 100.00	Aa3	1,068,170
	12/01/34 – NPFG Insured
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	387,910
345	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	375,781
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	428,336
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,080,244
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	220,380
1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,853,715
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	54,142
2,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	A+	2,831,907
400	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	430,108
50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	53,557
200	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	218,458
18,355	Total Tax Obligation/General			18,813,306
	Tax Obligation/Limited – 21.8% (15.0% of Total Investments)
500	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	569,745
175	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	194,632

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$428,990
1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	1,074,890
2,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	1,224,600
1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	1,094,860
140	New Albany Community Authority, Ohio, Community Facilities Refunding Bonds, Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	162,434
250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	277,578
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,116,660
1,095	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/18	12/13 at 100.00	AA	1,169,471
4,065	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,232,142
3,940	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,104,303
1,000	Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre Project, Series 2001, 5.500%, 12/01/26 – AMBAC Insured	6/12 at 100.00	N/R	949,330
17,060	Total Tax Obligation/Limited			10,599,635
	Transportation – 1.1% (0.8% of Total Investments)
500	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	536,735
	U.S. Guaranteed – 14.0% (9.7% of Total Investments) (6)
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	688,321
2,420	Lorain County, Ohio, Limited Tax General Obligation Justice Center Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aa2 (6)	2,517,572
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,154,840
210	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	261,272
1,050	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,172,189
1,000	Powell, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/25 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA+ (6)	1,040,240
6,285	Total U.S. Guaranteed			6,834,434
	Utilities – 9.4% (6.5% of Total Investments)
1,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	1,077,510
1,065	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	392,751
2,500	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1	2,502,623
595	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	627,285
5,160	Total Utilities			4,600,169

Nuveen Investments	59

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 0.4% (0.3% of Total Investments)
$130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	$139,064
50	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	55,022
180	Total Water and Sewer			194,086
$75,865	Total Investments (cost $65,719,031) – 145.0%			70,641,201
	MuniFund Term Preferred Shares, at Liquidation Value – (49.8)% (7)			(24,244,000)
	Other Assets Less Liabilities – 4.8%			2,310,162
	Net Assets Applicable to Common Shares – 100%			$48,707,363

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.

                                                                                                 See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.7% (4.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,000	5.125%, 6/01/24	6/17 at 100.00	B–	$786,510
2,000	5.875%, 6/01/47	6/17 at 100.00	B–	1,492,780
20	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	19,786
3,020	Total Consumer Staples			2,299,076
	Education and Civic Organizations – 7.0% (4.7% of Total Investments)
275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	308,938
350	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	363,867
1,125	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.750%, 5/01/16	5/12 at 100.00	Baa2	1,130,591
650	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba1	593,112
2,400	Total Education and Civic Organizations			2,396,508
	Health Care – 32.3% (21.4% of Total Investments)
200	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	213,574
695	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	701,908
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	645,606
420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	440,971
320	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	363,341
625	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	718,488
1,000	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	Baa1	1,057,150
300	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	302,916
500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	505,505
550	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	643,803
160	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	172,472
100	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	105,901
500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	515,160
105	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	111,742
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
600	5.000%, 1/01/25	1/18 at 100.00	Aa2	666,018
100	5.250%, 1/01/33	1/18 at 100.00	Aa2	107,877
200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	213,128

Nuveen Investments	61

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	$2,130,336
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	109,361
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
125	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	164,355
425	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	584,137
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	137,444
250	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	259,528
110	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	118,622
10,085	Total Health Care			10,989,343
	Housing/Multifamily – 3.2% (2.1% of Total Investments)
200	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	212,338
165	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	167,935
685	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	712,427
1,050	Total Housing/Multifamily			1,092,700
	Housing/Single Family – 0.6% (0.4% of Total Investments)
210	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	213,744
	Industrials – 6.9% (4.6% of Total Investments)
555	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	557,159
480	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	486,398
1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,250,320
400	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	56,016
2,435	Total Industrials			2,349,893
	Long-Term Care – 1.1% (0.7% of Total Investments)
95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	102,734
245	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	257,564
340	Total Long-Term Care			360,298
	Tax Obligation/General – 37.5% (25.0% of Total Investments)
1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,103,560
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
1,815	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	1,001,608
1,000	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	522,230
300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	333,573
1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,156,940
250	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	268,395
1,275	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	1,350,620

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%,	6/17 at 100.00	Aa3	$1,068,170
	12/01/34 – NPFG Insured
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	387,910
210	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	234,499
1,270	Lorain, Ohio, General Obligation Bonds, Series 2002, 5.125%, 12/01/26 – AMBAC Insured	12/12 at 100.00	A3	1,282,903
235	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	251,647
500	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	537,435
100	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	110,190
500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	617,905
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	54,142
150	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	161,291
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	534,125
1,130	Solon, Ohio, General Obligation Refunding and Improvement Bonds, Series 2002, 5.000%, 12/01/18	12/12 at 100.00	AAA	1,168,623
500	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	535,570
100	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	109,229
13,385	Total Tax Obligation/General			12,790,565
	Tax Obligation/Limited – 14.6% (9.7% of Total Investments)
250	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	284,873
75	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	83,414
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	287,803
750	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	806,168
65	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	31,840
1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	1,094,860
1,000	Midview Local School District, Lorain County, Ohio, Certificates of Participation, Series 2003, 5.000%, 11/01/30	5/13 at 100.00	A1	1,015,940
35	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	40,608
200	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	222,062
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	606,220
1,835	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	514,314
7,475	Total Tax Obligation/Limited			4,988,102
	Transportation – 5.7% (3.8% of Total Investments)
1,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	1,928,882
	U.S. Guaranteed – 23.5% (15.6% of Total Investments) (6)
725	Eaton City School District, Preble County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/21 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 101.00	Aa2 (6)	762,838
1,000	Hilliard, Ohio, General Obligation Bonds, Series 2002, 5.375%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa1 (6)	1,039,380

Nuveen Investments	63

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$1,000	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1 (6)	$1,059,700
500	Miami East Local School District, Miami County, Ohio, General Obligation Bonds, Series 2002, 5.125%, 12/01/29 (Pre-refunded 6/01/12) – AGM Insured	6/12 at 100.00	AA– (6)	506,390
2,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (6)	2,063,020
1,250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.500%, 4/01/18 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA (6)	1,255,975
160	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	199,064
1,000	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,110,750
7,635	Total U.S. Guaranteed			7,997,117
	Utilities – 7.8% (5.2% of Total Investments)
500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	538,755
1,500	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 – NPFG Insured	8/12 at 100.00	A1	1,505,070
1,595	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	588,204
25	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	28,837
3,620	Total Utilities			2,660,866
	Water and Sewer – 3.5% (2.3% of Total Investments)
130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	139,064
950	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	1,045,409
1,080	Total Water and Sewer			1,184,473
$54,285	Total Investments (cost $47,563,093) – 150.4%			51,251,567
	MuniFund Term Preferred Shares, at Liquidation Value – (54.2)% (7)			(18,470,150)
	Other Assets Less Liabilities – 3.8%			1,293,827
	Net Assets Applicable to Common Shares – 100%			$34,075,244

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.

                                                                                                 See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Assets & Liabilities
February 29, 2012

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Assets
Investments, at value (cost $249,582,684, $160,910,760 and $43,647,537, respectively)	$271,165,290		$171,050,613		$46,894,462
Cash	2,030,514		100,651		538,166
Receivables:
Interest	3,641,934		2,376,501		595,122
Investments sold	739,304		444,950		131,463
Deferred offering costs	380,557		108,391		427,512
Other assets	33,355		4,678		1,821
Total assets	277,990,954		174,085,784		48,588,546
Liabilities
Floating rate obligations	3,630,000		2,330,000		665,000
Payables:
Common share dividends	780,562		498,688		133,575
Interest	82,736		50,734		32,306
Investments purchased	1,063,729		—		—
Offering costs	4,202		—		98,801
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		16,313,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	87,900,000		53,900,000		—
Accrued expenses:
Management fees	134,271		85,052		23,815
Other	125,809		66,311		33,222
Total liabilities	93,721,309		56,930,785		17,299,719
Net assets applicable to Common shares	$184,269,645		$117,154,999		$31,288,827
Common shares outstanding	11,554,253		7,605,648		2,053,086
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.95		$15.40		$15.24
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$115,543		$76,056		$20,531
Paid-in surplus	161,977,722		106,706,652		28,961,326
Undistributed (Over-distribution of) net investment income	3,336,932		2,024,198		278,497
Accumulated net realized gain (loss)	(2,743,158)		(1,791,760)		(1,218,452)
Net unrealized appreciation (depreciation)	21,582,606		10,139,853		3,246,925
Net assets applicable to Common shares	$184,269,645		$117,154,999		$31,288,827
Authorized shares:
Common	200,000,000		200,000,000		Unlimited
Auction Rate Preferred Shares (ARPS)	1,000,000		1,000,000		Unlimited
MTP	—		—		Unlimited
VMTP	1,800		539		—

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Assets & Liabilities (continued)
February 29, 2012

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Assets
Investments, at value (cost $217,562,564, $88,891,152, $65,719,031 and $47,563,093, respectively)	$236,535,367		$95,923,197		$70,641,201		$51,251,567
Cash	1,711,251		1,573,455		821,256		305,306
Receivables:
Interest	2,863,106		1,198,134		882,362		618,277
Investments sold	903,845		354,624		779,931		354,624
Deferred offering costs	332,987		804,956		471,145		421,979
Other assets	6,002		2,573		2,358		5,186
Total assets	242,352,558		99,856,939		73,598,253		52,956,939
Liabilities
Floating rate obligations	—		—		—		—
Payables:
Common share dividends	692,067		299,839		207,541		159,951
Interest	69,182		68,968		49,064		37,380
Investments purchased	162,434		794,764		162,434		40,608
Offering costs	8,381		200,678		147,229		116,712
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		31,103,400		24,244,000		18,470,150
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	73,500,000		—		—		—
Accrued expenses:
Management fees	119,777		49,547		36,735		24,302
Other	91,318		47,611		43,887		32,592
Total liabilities	74,643,159		32,564,807		24,890,890		18,881,695
Net assets applicable to Common shares	$167,709,399		$67,292,132		$48,707,363		$34,075,244
Common shares outstanding	9,765,029		4,246,722		3,122,403		2,158,437
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$17.17		$15.85		$15.60		$15.79
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$97,650		$42,467		$31,224		$21,584
Paid-in surplus	148,087,012		60,152,612		44,094,755		30,384,308
Undistributed (Over-distribution of) net investment income	3,309,669		685,848		673,179		523,705
Accumulated net realized gain (loss)	(2,757,735)		(620,840)		(1,013,965)		(542,827)
Net unrealized appreciation (depreciation)	18,972,803		7,032,045		4,922,170		3,688,474
Net assets applicable to Common shares	$167,709,399		$67,292,132		$48,707,363		$34,075,244
Authorized shares:
Common	200,000,000		Unlimited		Unlimited		Unlimited
Auction Rate Preferred Shares (ARPS)	1,000,000		Unlimited		Unlimited		Unlimited
MTP	—		Unlimited		Unlimited		Unlimited
VMTP	1,500		—		—		—

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
Operations
Year Ended February 29, 2012

	Michigan Quality Income (NUM )	Michigan Premium Income (NMP )	Michigan Dividend Advantage (NZW )
Investment Income	$13,040,223	$8,390,381	$2,293,461
Expenses
Management fees	1,639,481	1,044,234	290,583
Auction fees	38,001	23,648	—
Dividend disbursing agent fees	23,342	5,041	—
Shareholders’ servicing agent fees and expenses	27,662	23,150	20,893
Interest expense and amortization of offering costs	787,697	426,405	496,226
Custodian’s fees and expenses	49,348	34,337	14,986
Directors’/Trustees’ fees and expenses	7,634	4,832	1,502
Professional fees	25,888	27,405	28,482
Shareholders’ reports – printing and mailing expenses	41,050	29,913	16,344
Stock exchange listing fees	8,911	8,911	269
Investor relations expense	19,682	13,148	4,305
Other expenses	32,630	27,459	26,328
Total expenses before custodian fee credit and expense reimbursement	2,701,326	1,668,483	899,918
Custodian fee credit	(1,629)	(756)	(469)
Expense reimbursement	—	—	(13,341)
Net expenses	2,699,697	1,667,727	886,108
Net investment income (loss)	10,340,526	6,722,654	1,407,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	449,974	255,959	125,358
Change in net unrealized appreciation (depreciation) of investments	19,743,434	10,670,879	3,697,158
Net realized and unrealized gain (loss)	20,193,408	10,926,838	3,822,516
Distributions to Auction Rate Preferred Shareholders
From net investment income	(111,599)	(74,304)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(111,599)	(74,304)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$30,422,335	$17,575,188	$5,229,869

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Operations (continued)
Year Ended February 29, 2012

	Ohio Quality Income (NUO )	Ohio Dividend Advantage (NXI )	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
Investment Income	$12,007,995	$4,936,763	$3,607,165	$2,654,827
Expenses
Management fees	1,462,198	605,541	446,847	321,313
Auction fees	37,018	—	1,263	1,791
Dividend disbursing agent fees	30,849	1,671	6,712	2,505
Shareholders’ servicing agent fees and expenses	29,536	22,789	17,281	17,133
Interest expense and amortization of offering costs	635,808	987,589	710,867	543,653
Custodian’s fees and expenses	47,029	22,317	18,558	15,419
Directors’/Trustees’ fees and expenses	6,803	3,135	2,366	1,808
Professional fees	26,621	27,247	27,677	27,977
Shareholders’ reports – printing and mailing expenses	39,505	24,551	18,433	15,688
Stock exchange listing fees	8,941	18,632	410	283
Investor relations expense	18,253	8,200	5,663	4,220
Other expenses	29,434	14,732	20,555	27,427
Total expenses before custodian fee credit and expense reimbursement	2,371,995	1,736,404	1,276,632	979,217
Custodian fee credit	(918)	(639)	(673)	(375)
Expense reimbursement	—	(3,973)	(20,491)	(27,603)
Net expenses	2,371,077	1,731,792	1,255,468	951,239
Net investment income (loss)	9,636,918	3,204,971	2,351,697	1,703,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	292,727	109,129	40,580	22,930
Change in net unrealized appreciation (depreciation) of investments	16,197,758	7,168,857	5,041,870	3,344,614
Net realized and unrealized gain (loss)	16,490,485	7,277,986	5,082,450	3,367,544
Distributions to Auction Rate Preferred Shareholders
From net investment income	(93,231)	(5,183)	(13,173)	(12,346)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(93,231)	(5,183)	(13,173)	(12,346)
Net increase (decrease) in net assets applicable to Common shares from operations	$26,034,172	$10,477,774	$7,420,974	$5,058,786

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
Changes in Net Assets

	Michigan Quality Income (NUM)		Michigan Premium Income (NMP)		Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$10,340,526	$10,879,743	$6,722,654	$7,025,371	$1,407,353	$1,732,620
Net realized gain (loss) from investments	449,974	248,011	255,959	92,219	125,358	7,965
Change in net unrealized appreciation (depreciation) of investments	19,743,434	(8,256,526)	10,670,879	(4,081,282)	3,697,158	(1,457,657)
Distributions to Auction Rate Preferred Shareholders from net investment income	(111,599)	(363,829)	(74,304)	(224,505)	—	(46,443)
Net increase (decrease) in net assets applicable to Common shares from operations	30,422,335	2,507,399	17,575,188	2,811,803	5,229,869	236,485
Distributions to Common Shareholders
From net investment income	(9,984,065)	(9,571,838)	(6,502,830)	(6,243,504)	(1,650,681)	(1,633,328)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,984,065)	(9,571,838)	(6,502,830)	(6,243,504)	(1,650,681)	(1,633,328)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(44,268)	(43,408)	—	(105,018)	—	(20,395)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(44,268)	(43,408)	—	(105,018)	—	(20,395)
Net increase (decrease) in net assets applicable to Common shares	20,394,002	(7,107,847)	11,072,358	(3,536,719)	3,579,188	(1,417,238)
Net assets applicable to Common shares at the beginning of period	163,875,643	170,983,490	106,082,641	109,619,360	27,709,639	29,126,877
Net assets applicable to Common shares at the end of period	$184,269,645	$163,875,643	$117,154,999	$106,082,641	$31,288,827	$27,709,639
Undistributed (Over-distribution of) net investment income at the end of period	$3,336,932	$2,994,016	$2,024,198	$1,865,189	$278,497	$409,933

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Changes in Net Assets (continued)

	Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)		Ohio Dividend Advantage 2 (NBJ)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$9,636,918	$9,896,422	$3,204,971	$3,972,782	$2,351,697	$2,931,225
Net realized gain (loss) from investments	292,727	(1,695,269)	109,129	(759,748)	40,580	(317,234)
Change in net unrealized appreciation (depreciation) of investments	16,197,758	(6,159,347)	7,168,857	(3,186,614)	5,041,870	(2,015,524)
Distributions to Auction Rate Preferred Shareholders from net investment income	(93,231)	(304,704)	(5,183)	(107,603)	(13,173)	(90,237)
Net increase (decrease) in net assets applicable to Common shares from operations	26,034,172	1,737,102	10,477,774	(81,183)	7,420,974	508,230
Distributions to Common Shareholders
From net investment income	(9,072,612)	(8,744,701)	(3,745,126)	(3,699,495)	(2,622,819)	(2,613,100)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,072,612)	(8,744,701)	(3,745,126)	(3,699,495)	(2,622,819)	(2,613,100)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	193,317	123,278	9,522	40,145	—	13,809
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	193,317	123,278	9,522	40,145	—	13,809
Net increase (decrease) in net assets applicable to Common shares	17,154,877	(6,884,321)	6,742,170	(3,740,533)	4,798,155	(2,091,061)
Net assets applicable to Common shares at the beginning of period	150,554,522	157,438,843	60,549,962	64,290,495	43,909,208	46,000,269
Net assets applicable to Common shares at the end of period	$167,709,399	$150,554,522	$67,292,132	$60,549,962	$48,707,363	$43,909,208
Undistributed (Over-distribution of)net investment income at the end of period	$3,309,669	$2,761,677	$685,848	$1,034,310	$673,179	$766,971
See accompanying notes to financial statements.

70	Nuveen Investments

	Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$1,703,588	$2,177,014
Net realized gain (loss) from investments	22,930	(343,731)
Change in net unrealized appreciation (depreciation) of investments	3,344,614	(1,945,414)
Distributions to Auction Rate Preferred Shareholders from net investment income	(12,346)	(65,024)
Net increase (decrease) in net assets applicable to Common shares from operations	5,058,786	(177,155)
Distributions to Common Shareholders
From net investment income	(1,955,351)	(1,938,643)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,955,351)	(1,938,643)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	3,834	22,090
Repurchased and retired	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	3,834	22,090
Net increase (decrease) in net assets applicable to Common shares	3,107,269	(2,093,708)
Net assets applicable to Common shares at the beginning of period	30,967,975	33,061,683
Net assets applicable to Common shares at the end of period	$34,075,244	$30,967,975
Undistributed (Over-distribution of) net investment income at the end of period	$523,705	$624,640

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Cash Flows
Year Ended February 29, 2012

	Michigan Quality Income (NUM )	Michigan Premium Income (NMP )	Michigan Dividend Advantage (NZW )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$30,422,335	$17,575,188	$5,229,869
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(35,320,208)	(29,620,564)	(12,679,189)
Proceeds from sales and maturities of investments	37,633,805	29,895,095	13,623,033
Amortization (Accretion) of premiums and discounts, net	(479,622)	270,939	11,751
(Increase) Decrease in:
Receivable for interest	181,529	221,467	56,236
Receivable for investments sold	(739,304)	(444,950)	(131,463)
Other assets	25,303	44,399	3,667
Increase (Decrease) in:
Payable for Auction Rate Preferred Share dividends	(2,714)	(2,814)	(1,085)
Payable for interest	82,736	50,734	1,039
Payable for investments purchased	(1,069,147)	(839,820)	(324,375)
Accrued management fees	13,697	7,917	4,151
Accrued other expenses	19,285	5,117	18,191
Net realized (gain) loss from investments	(449,974)	(255,959)	(125,358)
Change in net unrealized (appreciation) depreciation of investments	(19,743,434)	(10,670,879)	(3,697,158)
Taxes paid on undistributed capital gains	—	—	—
Net cash provided by (used in) operating activities	10,574,287	6,235,870	1,989,309
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(380,557)	(108,391)	114,129
Increase (Decrease) in:
Payable for offering costs	4,202	—	(76,668)
MTP Shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	87,900,000	53,900,000	—
ARPS, at liquidation value	(87,325,000)	(53,700,000)	—
Cash distributions paid to Common shareholders	(9,934,926)	(6,471,033)	(1,651,581)
Cost of Common shares repurchased and retired	(44,268)	—	—
Net cash provided by (used in) financing activities	(9,780,549)	(6,379,424)	(1,614,120)
Net Increase (Decrease) in Cash	793,738	(143,554)	375,189
Cash at the beginning of period	1,236,776	244,205	162,977
Cash at the End of Period	$2,030,514	$100,651	$538,166

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)
	$—	$—	$—
Cash paid for interest (excluding amortization of offering costs) was as follows:
	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)
	$605,518	$349,062	$381,057

See accompanying notes to financial statements.

72	Nuveen Investments

	Ohio Quality Income (NUO )	Ohio Dividend Advantage (NXI )	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$26,034,172	$10,477,774	$7,420,974	$5,058,786
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(23,701,486)	(14,602,411)	(12,663,283)	(9,094,558)
Proceeds from sales and maturities of investments	24,616,571	16,321,160	11,621,846	7,087,284
Amortization (Accretion) of premiums and discounts, net	(196,298)	(46,154)	3,225	(63,870)
(Increase) Decrease in:
Receivable for interest	(32,127)	83,232	96,260	28,277
Receivable for investments sold	(708,845)	(304,624)	(684,931)	(304,624)
Other assets	20,647	9,655	20,608	30,444
Increase (Decrease) in:
Payable for Auction Rate Preferred Share dividends	(3,405)	(1,072)	(288)	(1,090)
Payable for interest	69,182	30,878	49,064	37,380
Payable for investments purchased	162,434	794,764	162,434	40,608
Accrued management fees	11,877	7,920	7,228	5,180
Accrued other expenses	14,677	8,061	20,437	13,849
Net realized (gain) loss from investments	(292,727)	(109,129)	(40,580)	(22,930)
Change in net unrealized (appreciation) depreciation of investments	(16,197,758)	(7,168,857)	(5,041,870)	(3,344,614)
Taxes paid on undistributed capital gains	(924)	(906)	(187)	—
Net cash provided by (used in) operating activities	9,795,990	5,500,291	970,937	(529,878)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(332,987)	(282,957)	(471,145)	(421,979)
Increase (Decrease) in:
Payable for offering costs	8,381	69,521	147,229	116,712
MTP Shares, at liquidation value	—	11,653,400	24,244,000	18,470,150
VMTP Shares, at liquidation value	73,500,000	—	—	—
ARPS, at liquidation value	(73,000,000)	(12,500,000)	(21,600,000)	(15,500,000)
Cash distributions paid to Common shareholders	(8,828,795)	(3,730,553)	(2,621,598)	(1,950,372)
Cost of Common shares repurchased and retired	—	—	—	—
Net cash provided by (used in) financing activities	(8,653,401)	(4,790,589)	(301,514)	714,511
Net Increase (Decrease) in Cash	1,142,589	709,702	669,423	184,633
Cash at the beginning of period	568,662	863,753	151,833	120,673
Cash at the End of Period	$1,711,251	$1,573,455	$821,256	$305,306

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	Ohio Quality Income (NUO )	Ohio Dividend Advantage (NXI )	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
	$193,317	$9,522	$—	$3,834
Cash paid for interest (excluding amortization of offering costs) was as follows:
	Ohio Quality Income (NUO )	Ohio Dividend Advantage (NXI )	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
	$479,613	$755,349	$466,615	$338,585

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	$14.18	$.89		$1.75	$(.01)	$—	$2.63	$(.86)	$—	$(.86)	$—	**	$15.95	$15.40
2011	14.79	.94		(.69)	(.03)	—	.22	(.83)	—	(.83)	—	**	14.18	12.75
2010	13.55	.93		1.06	(.04)	—	1.95	(.73)	—	(.73)	.02		14.79	12.94
2009(f)	14.13	.54		(.60)	(.13)	—	(.19)	(.39)	—	(.39)	—		13.55	10.61
Year Ended 7/31:
2008	14.96	.93		(.71)	(.24)	(.04)	(.06)	(.67)	(.10)	(.77)	—		14.13	12.32
2007	15.17	.94		(.10)	(.25)	(.02)	.57	(.71)	(.07)	(.78)	—		14.96	14.16

Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	13.95	.88		1.44	(.01)	—	2.31	(.86)	—	(.86)	—		15.40	14.95
2011	14.40	.92		(.52)	(.03)	—	.37	(.82)	—	(.82)	—	**	13.95	12.66
2010	13.26	.90		.97	(.04)	—	1.83	(.71)	—	(.71)	.02		14.40	12.50
2009(f)	13.87	.52		(.63)	(.12)	—	(.23)	(.38)	—	(.38)	—	**	13.26	10.44
Year Ended 7/31:
2008	14.65	.89		(.69)	(.23)	(.02)	(.05)	(.66)	(.07)	(.73)	—		13.87	12.38
2007	14.92	.90		(.12)	(.23)	(.02)	.53	(.71)	(.09)	(.80)	—		14.65	13.80

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

28.44%	19.11%	$184,270	1.56%		5.97%		14%
4.69	1.39	163,876	1.18		6.37		6
29.40	14.83	170,983	1.24		6.50		9
(10.68)	(1.27)	158,717	1.33	*	6.93	*	3

(7.77)	(.43)	165,525	1.29		6.28		18
3.64	3.77	175,244	1.26		6.12		13

25.65	17.00	117,155	1.50		6.05		18
7.72	2.55	106,083	1.20		6.42		4
27.06	14.22	109,619	1.25		6.51		12
(12.57)	(1.62)	102,434	1.32	*	6.83	*	3

(5.09)	(.36)	107,488	1.38		6.16		20
2.16	3.59	113,558	1.38		5.97		15

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VMTP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	.46%
2011	.02
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.04
2007	.04

Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	.38
2011	.02
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.15
2007	.16

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	$13.50	$.69		$1.85	$—	$—		$2.54	$(.80)	$—	$(.80)	$—		$15.24	$14.31
2011	14.18	.84		(.70)	(.02)	—		.12	(.80)	—	(.80)	—	**	13.50	12.13
2010	12.69	.91		1.32	(.03)	—		2.20	(.72)	—	(.72)	.01		14.18	12.43
2009(f)	13.68	.54		(1.00)	(.13)	—	**	(.59)	(.39)	(.01)	(.40)	—		12.69	10.77
Year Ended 7/31:
2008	14.73	.94		(.95)	(.24)	(.02)		(.27)	(.71)	(.07)	(.78)	—		13.68	13.10
2007	14.94	.95		(.14)	(.24)	—	**	.57	(.77)	(.01)	(.78)	—		14.73	15.10

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

25.34%	19.38%	$31,289	3.07%		4.75%		3.02%		4.79%		28%
3.72	.70	27,710	1.81		5.85		1.69		5.97		6
22.58	17.70	29,127	1.35		6.48		1.15		6.68		6
(14.48)	(4.20)	26,236	1.48	*	7.03	*	1.22	*	7.29	*	4

(8.10)	(1.95)	28,285	1.39		6.23		1.07		6.55		18
.46	3.79	30,439	1.38		5.89		.99		6.28		19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing Michigan Dividend Advantage (NZW) for any fees and expenses.

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	1.69%
2011	.52
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.05
2007	.03

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	$15.44	$.99		$1.68	$(.01)	$—	$2.66	$(.93)	$—	$(.93)	$—		$17.17	$16.88
2011	16.15	1.01		(.79)	(.03)	—	.19	(.90)	—	(.90)	—		15.44	14.85
2010	14.56	1.01		1.42	(.04)	—	2.39	(.80)	—	(.80)	—		16.15	15.58
2009(f)	15.04	.56		(.52)	(.13)	—	(.09)	(.39)	—	(.39)	—		14.56	12.90
Year Ended 7/31:
2008	15.81	.95		(.71)	(.25)	(.02)	(.03)	(.67)	(.07)	(.74)	—		15.04	13.40
2007	16.01	.96		(.12)	(.26)	(.01)	.57	(.73)	(.04)	(.77)	—		15.81	14.43

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	14.26	.75		1.72	— **	—	2.47	(.88)	—	(.88)	—		15.85	15.52
2011	15.15	.94		(.93)	(.03)	—	(.02)	(.87)	—	(.87)	—		14.26	13.30
2010	13.83	.96		1.17	(.04)	—	2.09	(.77)	—	(.77)	—	**	15.15	14.48
2009(f)	14.25	.54		(.46)	(.12)	—	(.04)	(.38)	—	(.38)	—		13.83	12.10
Year Ended 7/31:
2008	14.87	.93		(.55)	(.23)	(.03)	.12	(.65)	(.09)	(.74)	—		14.25	12.77
2007	15.02	.94		(.09)	(.24)	(.01)	.60	(.72)	(.03)	(.75)	—		14.87	14.39

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

20.55%	17.73%	$167,709	1.50%		6.10%		N/A		N/A		10%
.91	1.09	150,555	1.14		6.32		N/A		N/A		14
27.57	16.76	157,439	1.20		6.51		N/A		N/A		6
(0.71)	(0.49)	141,883	1.35	*	6.77	*	N/A		N/A		10

(2.18)	(.26)	146,617	1.42		6.08		N/A		N/A		14
(4.25)	3.56	154,052	1.29		5.94		N/A		N/A		15

24.11	17.88	67,292	2.74		5.05		2.73%		5.06%		16
(2.52)	(.23)	60,550	1.41		6.18		1.33		6.26		14
26.70	15.46	64,290	1.21		6.47		1.06		6.62		7
(2.08)	(0.15)	58,692	1.35	*	6.64	*	1.12	*	6.87	*	10

(6.21)	.83	60,475	1.39		6.06		1.12		6.33		17
.52	4.02	63,114	1.32		5.85		.97		6.20		14

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Ohio Dividend Advantage (NXI) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	.40%
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:	—
2008	.16
2007	.10

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	1.56
2011	.24
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15
2007	.10

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	$14.06	$.75		$1.63	$— **	$—	$2.38	$(.84)	$—	$(.84)	$—		$15.60	$14.95
2011	14.74	.94		(.75)	(.03)	—	.16	(.84)	—	(.84)	—		14.06	13.01
2010	13.06	.93		1.53	(.04)	—	2.42	(.74)	—	(.74)	—		14.74	13.85
2009(f)	13.87	.54		(.84)	(.13)	—	(.43)	(.38)	—	(.38)	—		13.06	11.58
Year Ended 7/31:
2008	14.64	.93		(.73)	(.25)	(.02)	(.07)	(.64)	(.06)	(.70)	—		13.87	12.37
2007	14.81	.92		(.10)	(.25)	(.01)	.56	(.69)	(.04)	(.73)	—		14.64	13.80

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	14.35	.79		1.57	(.01)	—	2.35	(.91)	—	(.91)	—		15.79	16.20
2011	15.33	1.01		(1.06)	(.03)	—	(.08)	(.90)	—	(.90)	—		14.35	13.72
2010	13.97	1.00		1.19	(.04)	—	2.15	(.79)	—	(.79)	—	**	15.33	15.20
2009(f)	14.33	.55		(.39)	(.12)	—	.04	(.40)	—	(.40)	—		13.97	11.95
Year Ended 7/31:
2008	14.92	.95		(.56)	(.23)	(.02)	.14	(.67)	(.06)	(.73)	—		14.33	12.91
2007	15.06	.96		(.08)	(.25)	(.01)	.62	(.72)	(.04)	(.76)	—		14.92	14.35

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

22.12%	17.44%	$48,707	2.78%		5.08%		2.74%		5.13%		17%
(.37)	1.00	43,909	1.22		6.31		1.10		6.43		9
26.62	18.91	46,000	1.27		6.49		1.07		6.69		8
(3.09)	(3.01)	40,755	1.46	*	6.91	*	1.20	*	7.17	*	5

(5.46)	(.51)	43,286	1.46		6.10		1.14		6.41		16
(1.26)	3.80	45,694	1.41		5.76		1.02		6.15		14

25.66	16.88	34,075	3.04		5.20		2.95		5.29		15
(4.13)	(.66)	30,968	1.26		6.53		1.10		6.69		12
34.62	15.73	33,062	1.30		6.56		1.07		6.80		14
(4.29)	.36	30,127	1.46	*	6.63	*	1.15	*	6.93	*	9

(5.13)	.95	30,941	1.47		6.05		1.12		6.41		19
2.32	4.06	32,194	1.41		5.85		.99		6.27		19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing Ohio Dividend Advantage 2 (NBJ) for any fees and expenses.

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	1.55%
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.16
2007	.10

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	1.69
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15
2007	.10

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$87,900	$100,000	$309,636
2011	87,325	25,000	71,915	—	—	—
2010	87,325	25,000	73,950	—	—	—
2009(f)	90,900	25,000	68,651	—	—	—
Year Ended 7/31:
2008	94,000	25,000	69,023	—	—	—
2007	94,000	25,000	71,607	—	—	—

Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	—	—	—	53,900	100,000	317,356
2011	53,700	25,000	74,387	—	—	—
2010	53,700	25,000	76,033	—	—	—
2009(f)	56,000	25,000	70,730	—	—	—
Year Ended 7/31:
2008	56,000	25,000	72,986	—	—	—
2007	56,000	25,000	75,695	—	—	—

(f)	For the seven months ended February 28, 2009.

82	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (g)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$16,313	$10	$29.18
2011	—	—	—	16,313	10	26.99
2010	14,275	25,000	76,010	—	—	—
2009(f)	14,925	25,000	68,946	—	—	—
Year Ended 7/31:
2008	16,000	25,000	69,195	—	—	—
2007	16,000	25,000	72,561	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	2015	$10.08	$9.95
2011	2015	9.73	9.82	^
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

^	For the period November 15, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (g)			VMTP Shares at the End of Period			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$—	$—	$—	$73,500	$100,000	$328,176	$—
2011	73,000	25,000	76,560	—	—	—	—	—	—	—
2010	73,000	25,000	78,917	—	—	—	—	—	—	—
2009(f)	77,000	25,000	71,066	—	—	—	—	—	—	—
Year Ended 7/31:
2008	77,000	25,000	72,603	—	—	—	—	—	—	—
2007	77,000	25,000	75,017	—	—	—	—	—	—	—

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	—	—	—	31,103	10	31.63	—	—	—	—
2011	12,500	25,000	72,379	19,450	10	28.95	—	—	—	2.90
2010	29,000	25,000	80,423	—	—	—	—	—	—	—
2009(f)	31,000	25,000	72,332	—	—	—	—	—	—	—
Year Ended 7/31:
2008	31,000	25,000	73,770	—	—	—	—	—	—	—
2007	31,000	25,000	75,898	—	—	—	—	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	2015	$10.08	$10.01		2016	$10.18	$10.12	^^
2011	2015	9.78	9.85	^	—	—	—
2010	—	—	—		—	—	—
2009(f)	—	—	—		—	—	—
Year Ended 7/31:
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period November 22, 2010 (first issuance date of shares) through February 28, 2011.
^^	For the period March 18, 2011 (first issuance of shares) through February 29, 2012.

84	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (g)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$24,244	$10	$30.09
2011	21,600	25,000	75,821	—	—	—
2010	21,600	25,000	78,241	—	—	—
2009(f)	23,100	25,000	69,107	—	—	—
Year Ended 7/31:
2008	24,000	25,000	70,090	—	—	—
2007	24,000	25,000	72,598	—	—	—

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	—	—	—	18,470	$10	28.45
2011	15,500	25,000	74,948	—	—	—
2010	15,500	25,000	78,325	—	—	—
2009(f)	16,500	25,000	70,647	—	—	—
Year Ended 7/31:
2008	16,500	25,000	71,881	—	—	—
2007	16,500	25,000	73,778	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	2014	$10.07	$10.09	^
2011	—	—	—
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	2014	10.10	10.20	^^
2011	—	—	—
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

^	For the period April 5, 2011 (first issuance date of shares) through February 29, 2012.
^^	For the period April 19, 2011 (first issuance date of shares) through February 29, 2012.

See accompanying notes to financial statements.

Nuveen Investments	85

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (each a “Fund” and collectively, the “Funds”). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

86	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, Michigan Quality Income (NUM), Ohio Quality Income (NUO), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ), and Ohio Dividend Advantage 3 (NVJ) had outstanding when-issued/delayed delivery purchase commitments of $1,063,729, $162,434, $794,764, $162,434 and $40,608, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 28, 2011, Michigan Dividend Advantage (NZW) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended February 29, 2012, each Fund, with the exception of Michigan Dividend Advantage (NZW), had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of February 29, 2012, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
ARPS redeemed, at liquidation value	$94,000,000		$56,000,000		$16,000,000

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
ARPS redeemed, at liquidation value	$77,000,000		$31,000,000		$24,000,000		$16,500,000

Nuveen Investments	87

Notes to
Financial Statements (continued)

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 29, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Michigan Dividend Advantage (NZW)			Ohio Dividend Advantage (NXI)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	1,631,300	2.30%	NZW Pr C	1,945,000	2.35%	NXI Pr C
Series 2016	—	—	—	1,165,340	2.95	NXI Pr D

	Ohio Dividend Advantage 2 (NBJ)			Ohio Dividend Advantage 3 (NVJ)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2014	2,424,400	2.35%	NBJ Pr A	1,847,015	2.35%	NVJ Pr A

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Michigan Dividend Advantage (NZW) Series 2015	Ohio Dividend Advantage (NXI) Series 2015	Ohio Dividend Advantage (NXI) Series 2016	Ohio Dividend Advantage 2 (NBJ) Series 2014	Ohio Dividend Advantage 3 (NVJ) Series 2014
Term Redemption Date	December 1, 2015	December 1, 2015	April 1, 2016	May 1, 2014	May 1, 2014
Optional Redemption Date	December 1, 2011	December 1, 2011	April 1, 2012	April 1, 2012	May 1, 2012
Premium Expiration Date	November 30, 2012	November 30, 2012	March 31, 2013	March 31, 2013	April 30, 2013

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended February 29, 2012, was as follows:

	Michigan Dividend Advantage (NZW	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)*	Ohio Dividend Advantage 3 (NVJ	)**
Average liquidation value of MTP Shares outstanding	$16,313,000		$30,541,860		$24,082,806		$18,401,751

*	For the period April 5, 2011 (first issuance date of shares) through February 29, 2012.
**	For the period April 19, 2011 (first issuance date of shares) through February 29, 2012.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offerings would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended February 29, 2012, the net amounts earned by Nuveen for each Fund were as follows:

	Michigan Dividend Advantage (NZW	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Net amounts earned by Nuveen	$—		$482		$1,717		$1,209

88	Nuveen Investments

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO) each issued its VMTP Shares in a privately negotiated offering in July 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem each Fund’s outstanding ARPS. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 29, 2012, the number of VMTP Shares outstanding, at liquidation value, for each Fund are as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Ohio Quality Income (NUO	)
Series 2014	$87,900,000		$53,900,000		$73,500,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Ohio Quality Income (NUO	)
Term Redemption Date	August 1, 2014		August 1, 2014		August 1, 2014
Optional Redemption Date	August 1, 2012		August 1, 2012		August 1, 2012
Premium Expiration Date	July 31, 2012		July 31, 2012		July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended February 29, 2012, were as follows:

	Michigan Quality Income (NUM	)*	Michigan Premium Income (NMP	)**	Ohio Quality Income (NUO	)*
Average liquidation value of VMTP Shares outstanding	$87,900,000		$53,900,000		$73,500,000
Annualized dividend rate	1.18%		1.19%		1.18%

*	For the period July 14, 2011 (issuance date of shares) through February 29, 2012.
**	For the period July 28, 2011 (issuance date of shares) through February 29, 2012.

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	89

Notes to
Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 29, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Maximum exposure to Recourse Trusts	$4,200,000		$3,180,000		$1,050,000		$2,400,000		$1,280,000		$480,000		$320,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 29, 2012, were as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Average floating rate obligations outstanding	$3,630,000		$2,330,000		$665,000
Average annual interest rate and fees	0.88%		0.88%		0.88%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

90	Nuveen Investments

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares or VMTP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Michigan Dividend Advantage (NZW	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage3 (NVJ	)
MTP Shares offering costs	$574,695		$1,036,551		$668,050		$590,877

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Ohio Quality Income (NUO	)
VMTP Shares offering costs	$480,000		$135,000		$420,000

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	91

Notes to
Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 29, 2012:

Michigan Quality Income (NUM)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$271,165,290	$—	$271,165,290

Michigan Premium Income (NMP)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$171,050,613	$—	$171,050,613

Michigan Dividend Advantage (NZW)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$48,894,462	$—	$48,894,462

Ohio Quality Income (NUO)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$236,535,367	$—	$236,535,367

Ohio Dividend Advantage (NXI)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$95,923,197	$—	$95,923,197

Ohio Dividend Advantage 2 (NBJ)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$70,641,201	$—	$70,641,201

Ohio Dividend Advantage 3 (NVJ)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$51,251,567	$—	$51,251,567

The following is a reconciliation of the following Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Ohio Dividend Advantage (NXI )	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
	Level 3 Municipal Bonds	Level 3 Municipal Bonds	Level 3 Municipal Bonds
Balance at the beginning of period	$127,750	$91,250	$73,000
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	2,048	1,463	1,170
Purchases at cost	—	—	—
Sales at proceeds	(31,770)	(22,693)	(18,154)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(98,028)	(70,020)	(56,016)
Balance at the end of period	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held at the end of period	$—	$—	$—

During the fiscal year ended February 29, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 29, 2012.

92	Nuveen Investments

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Michigan Quality Income (NUM)		Michigan Premium Income (NMP)		Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Common shares:
Issued to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(3,400)	(3,400)	—	(8,300)	—	(1,700)
Weighted average Common share:
Price per share repurchased and retired	$13.00	$12.75	$—	$12.63	$—	$11.98
Discount per share repurchased and retired	14.30%	13.81%	—%	12.55%	—%	11.21%

	Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Common shares:
Issued to shareholders due to
reinvestment of distributions	11,572	7,425	598	2,631
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

	Ohio Dividend Advantage 2 (NBJ)		Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Common shares:
Issued to shareholders due to
reinvestment of distributions	—	926	248	1,431
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

Preferred Shares
Transactions in ARPS were as follows:

	Michigan Quality Income (NUM)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series TH	2,972	$74,300,000	—	$—
Series F	521	13,025,000	—	—
Total	3,493	$87,325,000	—	$—

Nuveen Investments	93

Notes to
Financial Statements (continued)

	Michigan Premium Income (NMP)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	805	$20,125,000	—	$—
Series TH	1,343	33,575,000	—	—

Total	2,148	$53,700,000	—	$—

	Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	N/A	N/A	571	$14,275,000

	Ohio Quality Income (NUO)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	645	$16,125,000	—	$—
Series TH	1,327	33,175,000	—	—
Series TH2	948	23,700,000	—	—

Total	2,920	$73,000,000	—	$—

	Ohio Dividend Advantage (NXI)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series W	500	$12,500,000	660	$16,500,000

	Ohio Dividend Advantage 2 (NBJ)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series F	864	$21,600,000	—	$—

	Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series T	620	$15,500,000	—	$—

N/A – As of February 28, 2011, Michigan Dividend Advantage (NZW) redeemed all of its outstanding ARPS at liquidation value.

94	Nuveen Investments

Transactions in MTP Shares were as follows:

	Michigan Dividend Advantage (NZW)				Ohio Dividend Advantage (NXI)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,631,300	$16,313,000	—	$—	1,945,000	$19,450,000
Series 2016	—	—	—	—	1,165,340	11,653,400	—	—
Total	—	$—	1,631,300	$16,313,000	1,165,340	$11,653,400	1,945,000	$19,450,000

	Ohio Dividend Advantage 2 (NBJ)				Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	2,424,400	$24,244,000	—	$—	1,847,015	$18,470,150	—	$—

Transactions in VMTP Shares were as follows:

	Michigan Quality Income (NUM)				Michigan Premium Income (NMP)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	879	$87,900,000	—	$—	539	$53,900,000	—	$—

	Ohio Quality Income (NUO)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	735	$73,500,000	—	$—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 29, 2012, were as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Purchases	$35,320,208		$29,620,564		$12,679,189
Sales and maturities	37,633,805		29,895,095		13,623,033

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Purchases	$23,701,486		$14,602,411		$12,663,283		$9,094,558
Sales and maturities	24,616,571		16,321,160		11,621,846		7,087,284

Nuveen Investments	95

Notes to
Financial Statements (continued)

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Cost of investments	$246,115,232		$158,728,479		$43,009,061
Gross unrealized:
Appreciation	$21,840,431		$10,188,458		$3,326,617
Depreciation	(420,292)		(196,545)		(106,096)
Net unrealized appreciation (depreciation) of investments	$21,420,139		$9,991,913		$3,220,521

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Cost of investments	$217,334,913		$88,790,493		$65,690,114		$47,507,043
Gross unrealized:
Appreciation	$19,328,282		$7,840,155		$5,374,533		$4,087,124
Depreciation	(127,828)		(707,451)		(423,446)		(342,600)
Net unrealized appreciation (depreciation) of investments	$19,200,454		$7,132,704		$4,951,087		$3,744,524

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at February 29, 2012, the Funds’ tax year end, as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Paid-in surplus	$(99,443)		$(26,609)		$(114,130)
Undistributed (Over-distribution of) net investment income	98,054		13,489		111,892
Accumulated net realized gain (loss)	1,389		13,120		2,238

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Paid-in surplus	$(85,277)		$(201,901)		$(195,375)		$(167,688)
Undistributed (Over-distribution of) net investment income	76,917		196,876		190,503		163,174
Accumulated net realized gain (loss)	8,360		5,025		4,872		4,514

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Funds’ tax year end, were as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Undistributed net tax-exempt income*	$4,019,416		$2,582,010		$418,798
Undistributed net ordinary income**	1,802		201		—
Undistributed net long-term capital gains	—		—		—

96	Nuveen Investments

	Ohio Quality Income (NUO	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Undistributed net tax-exempt income*	$3,865,603		$946,850		$907,200		$652,975
Undistributed net ordinary income**	66,795		19,446		4,694		15,019
Undistributed net long-term capital gains	—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2012, paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Distributions from net tax-exempt income***	$10,625,977		$6,881,890		$2,025,887
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

2012	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Distributions from net tax-exempt income***	$9,599,169		$4,506,686		$3,102,895		$2,307,353
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

2011	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Distributions from net tax-exempt income	$9,890,005		$6,426,137		$1,756,176
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

2011	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Distributions from net tax-exempt income	$9,038,269		$3,877,989		$2,701,429		$1,997,821
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.

At February 29, 2012, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Expiration:
February 28, 2017	$—		$9,738		$327,197		$1,211,421		$—		$491,565		$52,532
February 28, 2018	2,327,226		1,586,140		834,359		78,027		—		211,828		177,836
February 28, 2019	—		—		—		1,468,286		596,403		310,572		275,067
Total	$2,327,226		$1,595,878		$1,161,556		$2,757,734		$596,403		$1,013,965		$505,435

Nuveen Investments	97

Notes to
Financial Statements (continued)

During the Funds’ tax year ended February 29, 2012, the following Funds utilized capital loss carryforwards as follows:

	Michigan Quality Income (NUM	)	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage 2 (NBJ	)
Utilized capital loss carryforwards	$451,364		$269,079		$114,555		$97,638		$45,452

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 3 (NVJ	)
Post-enactment losses
Short-term	$24,438		$37,394
Long-term	—		—

The Funds have elected to defer losses incurred from November 1, 2011 through February 29, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

	Michigan Dividend Advantage (NZW	)
Post-October capital losses	$928
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Michigan Quality Income (NUM) Michigan Premium Income (NMP) Ohio Quality Income (NUO) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

98	Nuveen Investments

Average Daily Managed Assets*	Michigan Dividend Advantage (NZW) Ohio Dividend Advantage (NXI) Ohio Dividend Advantage 2 (NBJ) Ohio Dividend Advantage 3 (NVJ) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 29, 2012, the complex-level fee rate for each of these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	99

Notes to
Financial Statements (continued)

For the first ten years of Ohio Dividend Advantage’s (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage’s (NZW) and Ohio Dividend Advantage 2’s (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,		Year Ending September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3’s (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

100	Nuveen Investments

9. Subsequent Event

Approved Fund Reorganizations
On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Michigan and Ohio Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds		Acquiring Fund
•	Michigan Premium Income (NMP)	•	Michigan Quality Income (NUM)
•	Michigan Dividend Advantage (NZW)
•	Ohio Dividend Advantage (NXI)
•	Ohio Dividend Advantage 2 (NBJ)	•	Ohio Quality Income (NUO)
•	Ohio Dividend Advantage 3 (NVJ)

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer substantially all of their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

Nuveen Investments	101

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	235

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer(retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235

102	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director,C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008);formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					235

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since1999) of Nuveen Investments, Inc., formerly, President (1999-2007);Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010)of Nuveen Fund Advisors, Inc.	235

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011);Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002),Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010) Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					235

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010),formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	235

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	235

104	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					235

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	235

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011)of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					235

Nuveen Investments	105

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011)of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235

(1)
For Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

106	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	107

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

108	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	109

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper Michigan Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 7 funds; 5-year, 7 funds; and 10-year, 4 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 27 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Municipal Bond Indexes for Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Michigan and Ohio municipal bond markets, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

110	Nuveen Investments

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment- grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NUM	3,400	3,493
NMP	—	2,148
NZW	—	—
NUO	—	2,920
NXI	—	500
NBJ	—	864
NVJ	—	620

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
EAN-C-0212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 29, 2012	$21,200	$12,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 29, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2012	$ 0	$ 0	$ 0	$ 0
February 28, 2011	$ 850	$ 0	$ 0	$ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	26	$ 4.64 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	10	$71.95 million
*	Assets are as of February 29, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of NAM.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with NAM’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of NAM based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities. As of February 29, 2012 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2012